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SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
GUITAR CENTER, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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GUITAR CENTER, INC. 5795 Lindero Canyon Road Westlake Village, California 91362

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On April 29, 2004

TO THE STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Guitar Center, Inc. will be held at the Hyatt Westlake Plaza, 880 South Westlake Boulevard, Westlake Village, California 91361, on Thursday, April 29, 2004 at 8:00 a.m. Pacific time, for the following purposes:

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  to elect a board of ten directors for the ensuing year or until the election and qualification of their respective successors;

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  to approve the 2004 Guitar Center, Inc. Incentive Stock Award Plan; and

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  to transact any other business which is properly brought before the meeting or any adjournment or postponement thereof.

        Please refer to the attached proxy statement, which forms a part of this Notice and is incorporated herein by reference, for further information with respect to the business to be transacted at the annual meeting.

        Stockholders of record at the close of business on March 5, 2004 are entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof. The list of stockholders will be available for examination for ten days prior to the annual meeting at Guitar Center, Inc., 5795 Lindero Canyon Road, Westlake Village, California 91362. All stockholders are cordially invited to attend the annual meeting.

                      By Order of the Board of Directors

                      Bruce L. Ross
                       Executive Vice President, Chief Financial
                      Officer and Secretary

Westlake Village, California
March 15, 2004

GUITAR CENTER, INC.

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

April 29, 2004

INTRODUCTION

General

        This proxy statement is furnished to our stockholders in connection with the solicitation of proxies for use at our annual meeting of stockholders to be held at the Hyatt Westlake Plaza, 880 South Westlake Boulevard, Westlake Village, California 91361, on April 29, 2004 at 8:00 a.m. Pacific time, for the following purposes:

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  to elect a board of ten directors for the ensuing year or until the election and qualification of their respective successors;

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  to approve the 2004 Guitar Center, Inc. Incentive Stock Award Plan; and

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  to transact any other business which is properly brought before the meeting or any adjournment or postponement thereof.

        A copy of our Annual Report to Stockholders for the year ended December 31, 2003 and this proxy statement and accompanying proxy card will be first mailed to stockholders on or about March 15, 2004.

        This solicitation is made on behalf of our Board of Directors, and we will pay the costs of solicitation. Our directors, officers and employees may also solicit proxies by telephone, e-mail, fax or personal interview. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to our stockholders. We have retained Mellon Investor Services to assist in the solicitation of proxies with respect to shares of our common stock held of record by brokers, nominees and institutions for a customary fee.

        Our principal executive offices are located at 5795 Lindero Canyon Road, Westlake Village, California 91362, telephone (818) 735-8800.

Shares Entitled to Vote and Required Vote

        Our outstanding common stock constitutes the only class of securities entitled to vote at the meeting. Stockholders of record of the common stock at the close of business on March 5, 2004 are entitled to notice of, and to vote at, the meeting. On that date, 24,317,581 shares of our common stock were issued and outstanding.

        The presence at the meeting, in person or by proxy, of a majority of the shares of the common stock issued and outstanding on March 5, 2004 will constitute a quorum. Abstentions and broker non-votes (proxies submitted by brokers that do not indicate a vote for a proposal because they do not have discretionary voting authority and have not received instructions as to how to vote on a proposal) are counted as present in determining whether the quorum requirement is satisfied. However, broker non-votes will not be counted in determining the number of shares necessary for approval of any proposal.

        There are no statutory or contractual rights of appraisal or similar remedies available to those stockholders who dissent from any matter to be acted on at the meeting. Cumulative voting is not available and each share of common stock is entitled to one vote.

Voting Procedures

        A proxy card is enclosed for your use. We ask that you sign, date and return the proxy card in the accompanying envelope, which is postage prepaid if you mail it in the United States, or use the Internet or telephone voting procedures as instructed on the proxy card. A holder of record may also vote in person at the meeting, or submit a signed proxy card at the meeting. All votes cast at the meeting will be tabulated by the persons appointed by us to act as inspectors of election for the meeting.

        You have a choice regarding the matters to be voted upon at the meeting. Concerning the election of the directors, by checking the appropriate box on your proxy card you may:

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  vote for the director nominees; or

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  withhold authority to vote for some or all of the director nominees.

        Concerning the approval of the 2004 Guitar Center, Inc. Incentive Stock Award Plan, which we refer to as the "2004 Plan," you may:

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  approve the 2004 Plan;

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  disapprove the 2004 Plan; or

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  abstain from voting for or against the 2004 Plan.

        Unless there are different instructions on the proxy, all shares represented by valid proxies (and not revoked before they are voted) will be voted at the meeting FOR (1) the election of the director nominees listed in Proposal No. 1 and (2) the approval of the 2004 Plan as set forth in Proposal No. 2. With respect to any other business which may properly come before the meeting or any postponement or adjournment thereof and be submitted to a vote of stockholders, proxies will be voted in accordance with the best judgment of the designated proxy holders.

        The director nominees shall be elected by a plurality of the votes of the shares present or represented by proxy at the meeting and entitled to vote on the election of a director. Approval of the 2004 Plan requires the affirmative vote of a majority of the outstanding shares of common stock represented at and entitled to vote at the meeting.

        Your vote is important. Accordingly, please sign and return the accompanying proxy card whether or not you plan to attend the meeting in person.

        You may revoke your proxy at any time before it is actually voted at the meeting by:

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  delivering written notice of revocation to our Corporate Secretary at 5795 Lindero Canyon Road, Westlake Village, California 91362, or in person at the meeting;

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  submitting a later dated proxy; or

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  attending the meeting and voting in person.

        Your attendance at the meeting will not, by itself, constitute revocation of your proxy. You may also be represented by another person present at the meeting by executing a form of proxy designating that person to act on your behalf. Shares may only be voted by or on behalf of the record holder of shares as indicated in our stock transfer records. If you are a beneficial stockholder but your shares are held of record by another person, such as a stock brokerage firm or bank, that person must vote the shares as the record holder.

PROPOSAL NO. 1:
ELECTION OF NOMINEES TO BOARD OF DIRECTORS

General Information

        Directors are elected at each annual meeting and hold office until their resignation or removal and until their successors are duly elected and qualified at the next annual meeting. Our Amended and Restated Bylaws provide that our Board of Directors shall consist of ten directors.

        Each nominee for director has indicated his willingness to serve if elected. Proxies received by us will be voted for the nominees. Although we do not anticipate that any nominee will be unavailable for election, if a nominee is unavailable for election, we will vote the proxies for any substitute nominee we may designate.

        Each nominee for election to the Board of Directors currently serves as one of our directors and has continually served as a director since the date he initially became a director of our company, or its predecessor, which is set forth below. In 2003, our Board of Directors met six times and each director attended at least 75% of those meetings. The following table sets forth information as of March 5, 2004 with respect to the ten persons nominated for election at the meeting.

Nominees for Director	Age	Position	Director Since
Larry Thomas	54	Chairman of the Board and Co-Chief Executive Officer	1984
Marty Albertson	50	President, Co-Chief Executive Officer and Director	1996
Wm. Christopher Gorog(3)	51	Director	2004
Wayne Inouye(1)	51	Director	2003
George Jones	53	Director	2004
Larry Livingston(3)	61	Director	2002
George Mrkonic(2)(3)	51	Director	2002
Kenneth Reiss(2)	61	Director	2003
Walter Rossi(1)(2)	61	Director	2004
Peter Starrett(1)	56	Director	1997

(1)
member of compensation committee

(2)
member of audit committee

(3)
member of nominating and corporate governance committee

        The principal occupations and positions for at least the past five years of the director nominees named above are as follows:

        Larry Thomas has been with Guitar Center since 1977. He has served as a director since 1984 and has been our company's President and Chief Executive Officer since 1992. An avid musician, Mr. Thomas started in the San Francisco store working his way from salesman to store manager, regional manager to Vice President, General Manager and in 1992 became President. In 1999 Mr. Thomas became Chairman of the Board of Directors and Co-Chief Executive Officer. Mr. Thomas is a member of the World Presidents' Association—City of Angels and Los Angeles Chapters, and a former member of the Los Angeles Chapter of the Young Presidents' Organization. Mr. Thomas serves on the board of the UCLA Jonsson Cancer Center Foundation, is an Advisory Board member for U.S. Bank, serves on the Board of Councilors of the USC Thornton School of Music, and is a former board member of the National Association of Music Merchants.

        Marty Albertson has been with Guitar Center since 1979. In 1999, Mr. Albertson became our President and Co-Chief Executive Officer. Mr. Albertson joined Guitar Center as a salesperson and has held various positions of increasing responsibility with Guitar Center since that time. In 1980, he served as Advertising Director and in 1984 became National Sales Manager. Thereafter, in 1985 Mr. Albertson became Vice President of Corporate Development, and became the Vice President of Sales and Marketing in 1987. From 1990 to 1999, Mr. Albertson served as our Executive Vice President and Chief Operating Officer. Mr. Albertson was elected a director in 1996. Since 1999, Mr. Albertson has been a member of the Board of the National Association of Music Merchants.

        Wm. Christopher Gorog has served as a director of Guitar Center since 2004. Mr. Gorog has been the Chairman and Chief Executive Officer of Roxio, Inc., a digital media company, since 2000. From 1995 to 1999, Mr. Gorog was the President of New Business Development and Executive Vice President of Group Operations for Universal Studios Recreation Group. From 1986 to 1993, Mr. Gorog was the President and Chief Executive Officer of ITC Entertainment Group. Prior to joining ITC, Mr. Gorog served as Vice President of Business Affairs for Motion Pictures and Television at The Walt Disney Company. Mr. Gorog currently serves as a member of the board of directors of House of Blues, an operator of live music venues. He is also a member of the World Presidents Organization and the Academy of Motion Pictures Arts and Sciences.

        Wayne Inouye has served as a director of Guitar Center since 2003. Mr. Inouye has been the President and Chief Executive Officer of eMachines, Inc., a personal computer manufacturer since 2001. From 1995 to 2001, he served as President of Computer Merchandising for Best Buy Co., Inc. and from 1986 to 1995 he served as Vice President of Merchandising for The Good Guys!, each a retailer of consumer electronics.

        George Jones has served as a director of Guitar Center since 2004. Mr. Jones is President and Chief Executive Officer of Saks Department Store Group and Chief Operating Officer of Saks Incorporated. From 1994 to 2001, Mr. Jones was President of Warner Bros. Worldwide Licensing and Retail. Prior to Warner Bros., Mr. Jones held various executive positions including serving as President and Chief Executive Officer of Rose's Stores and Executive Vice President of Target Stores. Mr. Jones currently serves on the board of directors of Saks Incorporated.

        Larry Livingston has served as a director of Guitar Center since 2002. From 1986 to 2002, Mr. Livingston was the Dean of the Flora L. Thornton School of Music at the University of Southern California. Subsequently he was on a special assignment from the President of the University as Director of the Arts Center Project. In 2004, Mr. Livingston will return to the faculty as Professor of Conducting. From 1982 to 1986, Mr. Livingston was the Dean and Elma Schneider Professor of Conducting at the Shepherd School of Music at Rice University, Houston, Texas. Previously, he served as Vice President and Music Director of the New England Conservatory of Music (1977-1982) in Boston.

        George Mrkonic has served as a director of Guitar Center since 2002. Mr. Mrkonic served as Vice Chairman of Borders Group, Inc. from 1994 to 2002. From 1994 until 1997, he served as Vice Chairman and President of Borders Group, Inc. He currently serves as a member of the board of directors of Borders Group, Inc., Brinker International, Galyan's Trading Company, Inc., Syntel, Inc. and Nashua Corporation.

        Kenneth Reiss has served as a director of Guitar Center since 2003. Mr. Reiss spent his entire career with Ernst & Young LLP, beginning in September 1965, through his retirement in June 2003. He served as Coordinating Partner on significant global clients, including retailers such as Staples, Inc., and Toys "R" Us, Inc. and also served as the Managing Partner for the Assurance and Advisory Practice (AABS) of E&Y's New York Office from 1992 to 1998. Over the course of his career he served as the National Director for AABS of the Retail and Consumer Products Industry, National Director of the Media and Entertainment Practice, Chair of the Firm's Service Delivery Committee and Member of the Multi-National Partners Group.

        Walter Rossi has served as a director of Guitar Center since 2004. From 1996 to 1997, Mr. Rossi was the Chief Executive Officer of Home Express, a retailer of home furnishings. From 1992 to 1996, Mr. Rossi was the Chairman of the Retail Group at Phillips-Van Huesen Corporation, a clothing manufacturing and retail company. Prior to joining Phillips-Van Huesen Corporation, Mr. Rossi served as Chairman and Chief Executive Officer of Mervyn's, a department store chain. Mr. Rossi currently serves as a member of the board of directors of Dick's Sporting Goods, Inc.

        Peter Starrett has served as a director of Guitar Center since 1997. Mr. Starrett is President of Peter Starrett Associates, a retail advisory firm. From 1990 to 1998, Mr. Starrett was President of Warner Bros. Studio Stores. Prior to Warner Bros., Mr. Starrett was President and CEO of Plymouth Stores and Chairman and CEO of the Specialty Store Division of Federated Department Stores. Before Federated, Mr. Starrett served in various executive positions at May Department Stores. Mr. Starrett currently serves on the board of directors of The Pantry, Inc., AFC Enterprises, Inc., Galyan's Trading Company, Inc., Pacific Sunwear of California, Inc. and several privately held companies.

Director Compensation

        Each member of our Board of Directors who is not an employee is paid an annual retainer of $20,000 for service as a director. In addition, each non-employee director receives $2,500 for attendance at each board meeting, $1,250 for attendance for each telephonic meeting and $1,250 additional compensation for attending meetings of a committee of the Board of Directors. The Chairman of the audit committee receives $10,000 additional compensation per year and the Chairmen of the compensation committee and the nominating and corporate governance committee each receive $5,000 additional compensation per year. All directors are reimbursed for reasonable out-of-pocket expenses arising from their service as a director.

        We also provide equity-based compensation to our non-employee directors. Historically, this program provided 15,000 stock options at the time of initial appointment to the Board of Directors, and an additional annual grant of 7,000 stock options upon reelection, with such options having a strike price equal to the fair market value of the common stock on date of grant and vesting in equal annual installments over three years. Our directors were also permitted to elect to receive stock options in lieu of cash directors fees. Effective July 30, 2003, our Board of Directors eliminated the initial stock option grant, eliminated the election to receive stock options in lieu of directors fees, and provided that the 7,000 option annual grant be pro rated for directors appointed during a year. If the 2004 Plan is approved by stockholders at the annual meeting, this annual option grant feature will also be eliminated and replaced with an annual grant of deferred stock having an aggregate value equal to $70,000 on the date of grant, subject to proration for directors who join the Board of Directors during the year. This award of deferred stock will become vested, and the shares subject to such award will be issued under the 2004 Plan, five years from their date of grant. In the event a director ceases service prior to the end of such five year vesting term, a pro-rata portion of the grant will vest based on full years of service, unless the director's departure is a qualified retirement as determined by our compensation committee, or there has been a change in control of our company, in which case the entire grant will vest. Directors may defer the receipt of stock issuable under their deferred stock grants by making irrevocable elections sufficiently in advance of the vesting date for their grants. Please see "Proposal No. 2 Approval of the 2004 Guitar Center, Inc. Incentive Stock Award Plan," for a description of the 2004 Plan for which approval is sought at the annual meeting.

        The changes in our director compensation program described above were approved by our Board of Directors based on the joint recommendation of our compensation committee and our nominating and corporate governance committee. In arriving at their recommendation, the compensation committee retained an independent compensation consultant which firm assisted it in designing the compensation plan.

Committees of the Board of Directors

        Our Board of Directors has three standing committees, the audit committee, the compensation committee and the nominating and corporate governance committee. Each of the three standing committees has a written charter approved by our Board of Directors and accessible on the investor relations section of our corporate website, www.guitarcenter.com.

        The audit committee is responsible for the appointment, compensation and oversight of our independent accountants, reviewing and monitoring the annual audit of our financial statements, our internal controls, our accounting practices and policies and related tasks as specified in its charter or required by the applicable Nasdaq rules. The members of the audit committee presently are Messrs. Mrkonic, Reiss and Rossi. In 2003, the audit committee met in person five times and each incumbent member of the audit committee attended at least 75% of those meetings. In February 2003, the Board of Directors adopted a new audit committee charter which superceded the prior charter and was attached as Annex A to our proxy statement dated March 27, 2003. Please see the information under the caption "Audit Committee Report" for further information regarding the audit committee.

        The compensation committee is responsible for determining the nature and amount of compensation for our management and for administering our employee benefit plans (including the 2004 Plan). The members of the compensation committee presently are Messrs. Inouye, Rossi and Starrett. In 2003, the compensation committee met four times and each incumbent member of the compensation committee attended all of those meetings.

        The nominating and corporate governance committee is responsible for the selection of potential candidates for director and the recommendation of candidates to the Board of Directors. It also makes recommendations to the Board of Directors concerning the structure and membership of the other committees and other corporate governance matters. The members of the nominating and corporate governance committee presently are Messrs. Livingston, Gorog and Mrkonic, each an independent director as defined by the listing standards of the Nasdaq National Market. The nominating and corporate governance committee met four times in 2003 and each incumbent member of the nominating and corporate governance committee attended all four meetings.

Nominating Process

        The nominating and corporate governance committee identifies director nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members with skills and experience that are relevant to our business and are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service or the committee or Board of Directors decides not to re-nominate a member for re-election, the committee identifies the desired skills and experience of a new nominee consistent with the committee's criteria for Board of Directors service. Current members of the Board of Directors and management are polled for their recommendations. Research may also be performed or third parties retained to identify qualified individuals. During 2003, we also engaged a third party executive search firm to identify potential nominees consistent with the criteria established by the nominating and corporate governance committee. Total fees paid to such firm to date are $20,000.

        The nominating and corporate governance committee will consider nominees recommended by stockholders, and any such recommendations should be forwarded to the nominating and corporate governance committee in writing at our executive offices as identified in this proxy statement. Such recommendations should include the following information:

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  such information as may be reasonably necessary to determine whether the recommended director candidate is independent from the security holder that has recommended the candidate;

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  such information as may be reasonably necessary to determine whether the director candidate is qualified to serve on the audit committee; and

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  such information as may be reasonably necessary to determine whether the director candidate meets the independence standards of the Nasdaq National Market.

        We will also request such other information as may reasonably be required to determine whether each person recommended by a security holder meets the criteria listed below and to enable us to make appropriate disclosures to the security holders entitled to vote in the election of directors. Any recommendations received from stockholders will be evaluated in the same manner as potential nominees suggested by board members, management or other parties.

        The nominating and corporate governance committee evaluates director candidates based upon a number of criteria, including:

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  commitment to promoting the long term interests of our company's security holders and independence from any particular constituency;

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  professional and personal reputations that are consistent with our values;

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  broad general business experience and acumen, which may include experience in management, finance, marketing and accounting, across a broad range of industries with particular emphasis on retail and the music industry generally, along with experience operating at a policy-making level in an appropriate business, financial, governmental, educational, non-profit, technological or global field;

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  a high level of personal and professional integrity;

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  adequate time to devote attention to the affairs of the company;

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  such other attributes, including independence, relevant in constituting a board that also satisfies the requirements imposed by the Securities and Exchange Commission and the Nasdaq National Market; and

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  board balance in light of our company's current and anticipated needs and the attributes of the other directors and executives.

        Our specific policies relating to the nominating process are posted on the investor relations section of our corporate website, www.guitarcenter.com, and the summary provided above is qualified by reference to the full policy.

Security Holder Communication with Board Members

        Any holder of our securities may contact the Board of Directors or a specified individual director by writing to the attention of the Board of Directors or a specified individual director and sending such communication to our director of investor relations at our executive offices as identified in this proxy statement. Each communication from a security holder should include the following information in order to permit security holder status to be confirmed and to provide an address to forward a response if deemed appropriate:

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  the name, mailing address and telephone number of the security holder sending the communication;

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  the number and type of our securities owned by such security holder; and

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  if the security holder is not a record owner of our securities, the name of the record owner of our securities beneficially owned by the security holder.

        Our director of investor relations will forward all appropriate communications to the Board of Directors or individual members of the Board of Directors as specified in the communication. Our director of investor relations may (but is not required to) review all correspondence addressed to the Board of Directors, or any individual member of the Board of Directors, for any inappropriate correspondence more suitably directed to management. Communications may be deemed inappropriate for this purpose if it is reasonably apparent from the face of the correspondence that it relates principally to a customer dispute involving the purchase of goods or services from the company or any of its operating units. Our policies regarding the handling of security holder communications were approved by a majority of our independent directors.

Annual Meeting Attendance

        The policy of the Board of Directors is that all directors attend the annual meeting of stockholders, absent compelling circumstances that prevent attendance. All directors attended the annual meeting of stockholders held in 2003.

Limitation of Liability and Indemnification Matters

        Our Restated Certificate of Incorporation provides that to the fullest extent permitted by the Delaware General Corporation Law we will indemnify and advance indemnification expenses on behalf of all of our directors and officers, and will indemnify such other persons as may be required by statute or our Amended and Restated Bylaws. To the fullest extent permitted by the Delaware General Corporation Law, a director will not be personally liable to us or our stockholders for monetary damages for any breach of his fiduciary duty as a director. This provision has no effect on any non-monetary remedies that may be available to us or our stockholders, nor does it relieve us or our directors from compliance with federal or state securities laws. Our Restated Certificate of Incorporation also permits us (i) to purchase and maintain insurance on behalf of any director or officer, or such other person as may be permitted by statute or our Amended and Restated Bylaws, against any liability which may be asserted against any such person, and (ii) enter into contracts providing for the indemnification of any director, officer or other person to the full extent permitted by Delaware law.

        Our Amended and Restated Bylaws provide that we shall indemnify, in the manner and to the fullest extent permitted by law, any person (or estate of any person) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether or not in the right of the corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is a director or officer of our company, and at the discretion of the Board of Directors may indemnify any person (or the estate of any person) who is such a party or threatened to be made such a party by reason of the fact that such person is or was an employee or agent of our company or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including employee benefit plans). To the fullest extent permitted by law, such indemnification shall include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, and, in the manner provided by law, any such expenses may be paid by us in advance of the final disposition of such action, suit or proceeding. This indemnification does not limit our right to indemnify any other person for any such expenses to the full extent permitted by law, nor is it exclusive of any other rights to which any person seeking indemnification for us may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. We may also purchase and maintain liability insurance on behalf of directors, officers and other persons and we generally enter into indemnification contracts providing for mandatory indemnification of such persons and advancement of expenses to the fullest extent permitted by applicable law.

Compliance With Section 16(a) Under the Securities Exchange Act of 1934

        Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the Securities and Exchange Commission. Executive officers, directors and greater-than-ten-percent holders are required to furnish us with copies of all of these forms which they file. Based solely on our review of these reports or written representations from certain reporting persons, we believe that during the fiscal year ended December 31, 2003, all filing requirements applicable to our officers, directors, greater-than-ten-percent beneficial owners and other persons subject to Section 16(a) of the Exchange Act were met, except for (i) a Form 4 filed eight days late by Mark Galster, Executive Vice President of Stores, reporting the sale of 2,500 shares of common stock and (ii) 100 shares of common stock which were not originally reported on a Form 3 by Robert Eastman, Chief Executive Officer of Musician's Friend, Inc., and acquired by Mr. Eastman prior to becoming an executive officer of Guitar Center, Inc.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR THE DIRECTORS
NOMINATED IN THIS PROPOSAL NO. 1.

PROPOSAL NO. 2
APPROVAL OF THE 2004 GUITAR CENTER, INC.
INCENTIVE STOCK AWARD PLAN

        Our stockholders are being asked to approve the 2004 Guitar Center, Inc. Incentive Stock Award Plan, or "2004 Plan." On February 27, 2004, our Board of Directors approved and adopted the 2004 Plan, subject to approval by our stockholders. The 2004 Plan serves as a successor to our 1997 Equity Participation Plan, or "1997 Plan." As of March 5, 2004, 161,956 shares of common stock remain available for grant under the 1997 Plan.

        The principal features of the 2004 Plan are summarized below, but the summary is qualified in its entirety by reference to the 2004 Plan itself which is attached to this proxy statement as Annex A.

Purpose of the 2004 Plan

        The purpose of the 2004 Plan is to provide additional incentive for directors, key employees and consultants to further the growth, development and financial success of Guitar Center and its subsidiaries by personally benefiting through the ownership of our common stock or other rights which recognize such growth, development and financial success. Our Board of Directors also believes that the 2004 Plan will enable us to obtain and retain the services of directors, key employees and consultants that are considered essential to our long range success by offering them an opportunity to own stock and other rights that reflect our financial success.

        The 2004 Plan will become effective immediately upon stockholder approval at the annual meeting.

Securities Subject to the 2004 Plan

        The aggregate number of common shares subject to options, stock purchase rights, stock appreciation rights, or "SARs," restricted stock awards, performance awards, dividend equivalents awards, deferred stock awards, and stock payment awards will be equal to 1,400,000. The closing share price for our common stock on Nasdaq on March 5, 2004 was $36.38. Our Board of Directors or a committee of the Board of Directors appointed to administer the 2004 Plan shall have the authority in its discretion to appropriately adjust:

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  the number and kind of shares of common stock (or other securities or property) with respect to which awards may be granted or awarded under the 2004 Plan;

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  the number and kind of shares of common stock (or other securities or property) subject to outstanding awards under the 2004 Plan; and

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  the grant or exercise price with respect to any award;

if there is any stock dividend, stock split, recapitalization, or other subdivision, combination or reclassification of shares of common stock. The compensation committee of our Board of Directors will be the administrator of the 2004 Plan unless the Board of Directors assumes authority for administration.

        Shares subject to expired or canceled options or surrendered or repurchased shares of restricted stock will be available for future grant or sale under the 2004 Plan. In addition, shares which are delivered to us by an optionee or withheld by us upon the exercise of an award in payment of the exercise price or in satisfaction of tax withholding obligations may again be optioned, granted or awarded under the 2004 Plan. No shares may be optioned, granted or awarded under the 2004 Plan, however, if such action would cause an incentive stock option to fail to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code, or "Code."

        Promptly after approval of the 2004 Plan by the company's stockholders, we intend to file a registration statement on Form S-8 with the Securities and Exchange Commission registering under the Securities Act of 1933, as amended, all 1,400,000 shares of common stock issuable under the 2004 Plan.

Awards Under the 2004 Plan

        The 2004 Plan provides that the administrator may grant or issue stock options, SARs, restricted stock, deferred stock, dividend equivalents, performance awards and stock payments, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

        Nonqualified Stock Options, or "NQSOs," will provide for the right to purchase common shares at a specified price which may not be less than fair market value on the date of grant, and usually will become exercisable (in the discretion of the administrator) in one or more installments after the grant date, subject to the satisfaction of individual or company performance criteria established by the administrator. NQSOs may be granted for any term specified by the administrator.

        Incentive Stock Options, or "ISOs," will be designed to comply with the applicable provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a common share on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee's termination of employment, and must be exercised within ten years after the date of grant; but may be subsequently modified to disqualify them from treatment as ISOs. The total fair market value of shares with respect to which an ISO is first exercisable by an optionee during any calendar year cannot exceed $100,000. To the extent this limit is exceeded, the options granted are NQSOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all of our classes of stock, or a "10% Owner," the 2004 Plan provides that the exercise price must be at least 110% of the fair market value of a common share on the date of grant and the ISO must expire no later than the fifth anniversary of the date of its grant.

        Restricted stock may be sold to participants at various prices or granted with no purchase price, and may be made subject to such restrictions as may be determined by the administrator. Restricted stock, typically, may be repurchased by us at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise hypothecated or transferred except to certain permitted transferees as set forth in the 2004 Plan, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

        Deferred stock may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on performance criteria established by the administrator. Like restricted stock, deferred stock may not be sold, or otherwise hypothecated or transferred except to certain permitted transferees as set forth in the 2004 Plan, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

        Stock Appreciation Rights may be granted in connection with stock options or other awards, or separately. SARs granted by the administrator in connection with stock options or other awards typically will provide for payments to the holder based upon increases in the price of our common stock over the exercise price of the related option or other awards. Except as required by Section 162(m) of the Code with respect to a SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the 2004 Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the administrator in the SAR agreements. The administrator may elect to pay

SARs in cash, in shares of common stock, or in a combination of both. The 2004 Plan would also permit the administrator to cause outstanding options to be converted into SARs if this could be accomplished without adverse accounting treatment.

        Dividend Equivalents represent the value of the dividends per share paid by us (if any), calculated with reference to the number of shares covered by the stock options, SARs or other awards held by the participant.

        Performance Awards may be granted by the administrator to employees or consultants based upon, among other things, the contributions, responsibilities and other compensation of the particular employee or consultant.

        Generally, these awards will be based on specific performance criteria and may be paid in cash or in shares of common stock, or in a combination of both. Performance Awards may include "phantom" stock awards that provide for payments based upon increases in the price of our common stock over a predetermined period. Performance Awards to consultants and employees may also include bonuses granted by the administrator, which may be payable in cash or in shares of common stock, or in a combination of both.

        Stock payments may be authorized by the administrator in the form of common stock or an option or other right to purchase common stock and may, without limitation, be issued as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable in cash to the employee or consultant.

        The administrator may designate employees as "Section 162(m) Participants," whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The administrator may grant to Section 162(m) Participants restricted stock, deferred stock, SARs, dividend equivalents, performance awards, cash bonuses and stock payments that are paid, vest or become exercisable upon the attainment of company performance criteria which are related to one or more of the following performance goals as applicable to the Company or any subsidiary, division or operating unit and subject to adjustment as specified in the 2004 Plan:

  •
  net income;

  •
  pre-tax income;

  •
  operating income;

  •
  after-tax cash flow;

  •
  earnings per share;

  •
  return on equity;

  •
  return on invested capital or assets;

  •
  funds from operations;

  •
  cost reductions or savings;

  •
  appreciation in the market price of our common stock;

  •
  operating profit;

  •
  working capital; and

  •
  earnings before any one or more of the following items: interest, taxes, depreciation or amortization or similar non-recurring items or adjustments.

        The maximum number of shares which may be subject to options, stock purchase rights, SARs and other awards granted under the 2004 Plan to any individual in any calendar year may not exceed 500,000 shares of common stock. In addition, the maximum amount of cash that may be paid as a performance award to any individual in any calendar year is $2,000,000.

Grant and Terms of Options

  Key Employees and Consultants

        The administrator shall have the authority under the 2004 Plan to determine:

  •
  which employees are key employees and select from the key employees and consultants those that should be granted options;

  •
  the number of shares to be subject to option grants to selected key employees and consultants;

  •
  whether the option grants are ISOs or NQSOs and whether the options qualify as performance-based compensation; and

  •
  the terms and conditions of the option grants.

        The administrator may not grant an ISO under the 2004 Plan to any 10% Owner unless the stock option conforms to the applicable provisions of Section 422 of the Code. Only our employees may be granted ISOs under the 2004 Plan. Employees, consultants, and directors may receive NQSOs and restricted stock under the 2004 Plan. Each award will be evidenced by a written agreement.

  Pricing

        The exercise price for the common stock subject to each option will be specified in each option agreement but shall not be less than the fair market value for a common share subject to such option on the date the option is granted as specified in the 2004 Plan. For any options granted to key employees or consultants, the administrator shall set the exercise price at the time the option is granted. In the case of ISOs granted to a 10% Owner, the exercise price may not be less than 110% of the fair market value of a common share subject to such option on the date the option is granted.

        For purposes of the 2004 Plan, the fair market value of a common share as of a given date shall be the mean between the closing representative bid and asked prices for a common share as reported by Nasdaq on the trading day previous to such date.

  Term of Options

        For options granted to our employees, directors and consultants, the term of an option shall be set by the administrator but shall not be more than 10 years from the date the option is granted. In the case of an ISO, the term of the option may not be longer than 10 years from the date the ISO is granted, or if granted to a 10% Owner, five years from the date of the grant. Generally, an option granted to an employee, director or consultant may only be exercised while such person remains our employee, director or consultant, as applicable. However, the administrator may, in the written option agreement related to an option granted to an employee, director or consultant, provide that such outstanding option may be exercised subsequent to the termination of employment, directorship or the consulting relationship, except as limited by the requirements of Section 422 of the Code.

  Vesting of Options

        For options granted to our employees and consultants, each option agreement will contain the period during which the right to exercise the option in whole or in part vests in the optionee. At any time after the grant of an option, the administrator may accelerate the period during which such option vests. No portion of an option which is unexercisable at an optionee's termination of employment or termination of consulting relationship will subsequently become exercisable, except as may be otherwise provided in the agreement relating to the stock option, in another written agreement between our company and the optionee or by action of the administrator following the grant of the option.

  Exercise of Options

        An option may be exercised for any vested portion of the shares subject to the option until the option expires. Only whole common shares may be purchased. An option may be exercised by delivering to our Corporate Secretary a written or electronic notice of exercise on a form provided by us, together with full cash payment for the shares in the form of cash or a check payable to us in the amount of the aggregate option exercise price. However, the administrator may in its discretion and subject to applicable laws:

  •
  allow payment through the delivery of common shares which have been owned by the optionee for at least six months;

  •
  allow payment through the surrender of common shares which would otherwise be issuable upon exercise of the option;

  •
  allow payment through the delivery of property of any kind which constitutes good and valuable consideration;

  •
  allow payment by delivery of a full recourse promissory note to us in a form and with terms prescribed by the administrator;

  •
  place a market sell order with a broker with respect to common shares then issuable on exercise of the option, directing the broker to pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the option exercise price; or

  •
  allow payment through any combination of the foregoing.

        However, no option may be exercised by delivery of a promissory note or by a loan or other credit accommodation from us if such loan or extension of credit is prohibited by law.

Non-Employee Directors

        The 2004 Plan provides for grants of awards to any director that is a non-employee director, the terms and conditions of which are to be made by our Board of Directors pursuant to a written policy or program determined by the compensation committee of our Board of Directors consistent with the 2004 Plan. The compensation committee has adopted a policy that non-employee directors will be eligible to receive grants under the 2004 Plan. Subject to approval of our 2004 Plan, beginning with our annual stockholders meeting in 2004 and at each annual stockholders meeting thereafter, under this policy each non-employee director will receive a grant of deferred stock for a number of shares of our stock having an aggregate value equal to $70,000 on the date of grant, subject to proration for directors who join the Board of Directors during the year. The awards will become vested, and the shares subject to such award will be issued under the 2004 Plan, five years from their date of grant. In the event a director ceases service prior to the end of such five year vesting term, a pro-rata portion of the grant will vest based on full years of service, unless the director's departure is a qualified retirement as determined by our compensation committee, or there has been a change in control of our company, in which case the entire grant will vest. Directors may defer the receipt of stock issuable under their deferred stock grants by making irrevocable elections sufficiently in advance of the vesting date for their grants.

Eligibility

        Our employees, consultants and directors are eligible to receive awards under the 2004 Plan. As of December 31, 2003, we had approximately 5,520 employees and consultants, and we currently have ten directors, eight of whom are non-employee directors. The administrator determines which of our employees, consultants and directors will be granted awards, except that in the case of the granting of awards to non-employee directors, such determinations are made by the compensation committee of the Board of Directors, or any successor committee thereto, as described above. No employee or consultant is entitled to participate in the 2004 Plan as a matter of right nor does any such participation constitute assurance of continued employment. Only those employees and consultants who are selected to receive grants by the administrator may participate in the 2004 Plan.

New Plan Benefits

        If the 2004 Plan is approved by stockholders, the following benefits will be obtained:

New Plan Benefits

	Dollar Value	Number of Units
Larry Thomas, Co-CEO	Not Determinable	(1)
Marty Albertson, Co-CEO	Not Determinable	(1)
Non-Executive Director Group	$70,000 per year each(2)	Not Determinable

(1)
Messrs. Thomas and Albertson are each granted 80,000 options per year under the terms of their respective employment agreements. It is likely that some or all of such options will in the future be granted under the 2004 Plan. However, each executive is entitled to such options without regard to whether the 2004 Plan is approved by our stockholders.

(2)
Each non-executive director will receive an annual grant of $70,000 of deferred stock under the terms of the 2004 Plan and a related policy approved by our compensation committee as described above.

Administration of the 2004 Plan

        The compensation committee of our Board of Directors will be the administrator of the 2004 Plan unless the Board of Directors assumes authority for administration. The compensation committee must consist solely of two or more non-employee directors. The administrator has the power to:

  •
  construe and interpret the terms of the 2004 Plan and awards granted pursuant to the 2004 Plan;

  •
  adopt rules for the administration, interpretation and application of the 2004 Plan that are consistent with the 2004 Plan; and

  •
  interpret, amend or revoke any of the newly adopted rules of the 2004 Plan.

Transferability of Awards

        Awards generally may not be sold, pledged, transferred, or disposed of in any manner other than pursuant to certain court orders with the administrator's consent and by will or by the laws of descent and distribution and may be exercised, during the lifetime of the holder, only by the holder or such transferees to whom they have been transferred pursuant to court order with the administrator's consent.

Amendment and Termination of the 2004 Plan

        Our Board of Directors may not, without stockholder approval given before or after the Board of Directors action, amend the 2004 Plan to increase the number of shares of stock that may be issued under the 2004 Plan.

        The Board of Directors may terminate the 2004 Plan at any time. The 2004 Plan will be in effect until terminated by the Board of Directors. However, in no event may any incentive stock option be granted under the 2004 Plan after February 27, 2014. Except as indicated above, the Board of Directors may also modify the 2004 Plan from time to time.

Federal Income Tax Consequences Associated with the 2004 Plan

        The following is a general summary under current law of the material federal income tax consequences to participants in the 2004 Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder's personal investment circumstances. This summarized tax information is not tax advice.

  Non-Qualified Stock Options

        For federal income tax purposes, if an optionee is granted NQSOs under the 2004 Plan, the optionee will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, on exercise of NQSOs the optionee will recognize ordinary income, and we will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of a common share on the date each such option is exercised. The optionee's basis for the stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the common stock on the date the optionee exercises such option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

  Incentive Stock Options

        There is no taxable income to an optionee when an optionee is granted an ISO or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an "item of adjustment" for the optionee for purposes of the alternative minimum tax. Gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to us, unless the optionee disposes of the shares within (1) two years after the date of grant of the option or (2) within one year of the date the shares were transferred to the optionee. If the common shares are sold or otherwise disposed of before the end of the two-year and one-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the option's exercise will be taxed at ordinary income rates, and we will be entitled to a deduction to the extent the optionee must recognize ordinary income. If such a sale or disposition takes place in the year in which the optionee exercises the option, the income the optionee recognizes upon sale or disposition of the shares will not be considered income for alternative minimum tax purposes. Otherwise, if the optionee sells or otherwise disposes of the shares before the end of the two-year and one-year periods specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the optionee recognizes on the disposition of the shares.

        An ISO exercised more than three months after an optionee terminates employment, other than by reason of death or disability, will be taxed as a NQSO, and the optionee will have been deemed to have received income on the exercise taxable at ordinary income rates. We will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

  Stock Appreciation Rights

        No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. We generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

  Restricted Stock and Deferred Stock

        A participant to whom restricted or deferred stock is issued generally will not recognize taxable income upon such issuance and we generally will not then be entitled to a deduction unless, with respect to restricted stock, an election is made by the participant under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and we generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price. If a timely election is made under Section 83(b) with respect to restricted stock, the participant generally will recognize ordinary income on the date of the issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore, and we will be entitled to a deduction for the same amount. Similarly, when deferred stock vests and is issued to the participant, the participant generally will recognize ordinary income and we generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. A Section 83(b) election is not permitted with regard to the grant of deferred stock.

  Dividend Equivalents

        A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

  Performance Awards

        A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When an award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

  Stock Payments

        A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and we generally will be entitled to a deduction for the same amount.

  Deferred Compensation

        Participants who defer compensation generally will recognize no income, gain or loss for federal income tax purposes when NQSOs are granted in lieu of amounts otherwise payable, and we will not be entitled to a deduction at that time. When and to the extent such NQSOs are exercised, the rules regarding NQSOs outlined above will generally apply.

  Section 162(m) of the Code

        In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for specified executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation" as provided for by the Code and established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the "performance-based compensation" exception if the awards are made by a qualifying compensation committee, the underlying plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Performance or incentive awards granted under the 2004 Plan may qualify as "qualified performance-based compensation" for purposes of Section 162(m) if such awards are granted or vest upon the pre-established objective performance goals described above.

        We have attempted to structure the 2004 Plan in such a manner that the compensation committee can determine the terms and conditions of stock options, SARs and performance and incentive awards granted thereunder such that remuneration attributable to such awards will not be subject to the $1,000,000 limitation. We have not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue. This discussion will neither bind the Internal Revenue Service nor preclude the Internal Revenue Service from adopting a contrary position.

Vote Required and Board of Directors Recommendation

        The affirmative vote of a majority of the votes represented by the common stock present in person or by proxy and entitled to vote on this proposal at the annual meeting is required for approval of the proposed 2004 Plan. For purposes of the vote on the proposed 2004 Plan, abstentions will have the same effect as votes against the proposed 2004 Plan and broker non-votes will not be counted as shares entitled to vote on the matter and will have no effect on the result of the vote.

        Unless instructed to the contrary, all shares represented by the proxies solicited hereby will be voted FOR the approval of the 2004 Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
THE APPROVAL OF THE 2004 GUITAR CENTER, INC. INCENTIVE STOCK AWARD PLAN
AS SET FORTH IN THIS PROPOSAL NO. 2.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The information in the following table sets forth the ownership of our common stock as of March 5, 2004 by (i) each person who, to our knowledge, beneficially owns more than 5% of the outstanding shares of our common stock; (ii) each named executive officer; (iii) each of our directors; and (iv) all of our directors and executive officers, as a group. As of March 5, 2004, there were 24,317,581 shares of our common stock outstanding.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(1)	Percentage Ownership(1)
Wellington Management Company, LLP(2) 75 State Street Boston, MA 02109	1,818,100	7.5%
Larry Thomas(3)	880,049	3.5%
Marty Albertson(4)	845,901	3.4%
David Angress(5)	62,062	*
Peter Starrett(6)	55,458	*
Robert Eastman(7)	51,398	*
Bruce Ross(8)	37,750	*
Allen Dinardi(9)	36,430	*
George Mrkonic(10)	22,620	*
Larry Livingston(11)	12,334	*
Wayne Inouye	0	*
Kenneth Reiss	0	*
Chris Gorog	0	*
Walter Rossi	0	*
George Jones	0	*
All Executive Officers and Directors as a group (20 persons)	2,218,941	8.5%

*
Represents less than 1% of the issued and outstanding shares.

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options and warrants which are currently exercisable, or will become exercisable within 60 days of March 5, 2004, are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to the community property laws where applicable, to our knowledge the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address for each person is care of our address at 5795 Lindero Canyon Road, Westlake Village, California 91362.

(2)
Based solely on a Schedule 13G filed on February 12, 2004 with the Securities and Exchange Commission.

(3)
Represents: (i) 93,567 shares of common stock held by a revocable trust for the benefit of Mr. Thomas and his spouse for which Mr. Thomas and his spouse serve as co-trustees; (ii) 233,849 shares of common stock held in a limited partnership for which Mr. Thomas serves as general partner; (iii) 12,015 shares of common stock held by a charitable remainder trust for the benefit of Mr. Thomas and his spouse for which Mr. Thomas and his spouse serve as co-trustees; (iv) 227,073 shares of common stock issuable upon the exercise of a currently exercisable option granted to Mr. Thomas by us; (vi) 300,913 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of March 5, 2004, granted to Mr. Thomas by us; and (vii) 12,632 shares of common stock held by a charitable foundation for which Mr. Thomas and his spouse serve as its sole directors and have the power to vote such shares. Mr. Thomas and his spouse disclaim beneficial ownership of the shares held by the charitable foundation.

(4)
Represents: (i) 12,711 shares of common stock held by a trust for the benefit of Mr. Albertson and his spouse for which Mr. Albertson and his spouse serve as co-trustees; (ii) 52,602 shares of common stock held in trust for the benefit of Mr. Albertson and one of his children for which Mr. Albertson serves as trustee; (iii) 52,602 shares of common stock held in trust for the benefit of Mr. Albertson's spouse and one of his children for which Mr. Albertson serves as trustee; (vi) 397,985 shares of common stock issuable upon the exercise of a currently exercisable option granted to Mr. Albertson by us; and (vii) 330,001 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of March 5, 2004, granted to Mr. Albertson by us. Excludes 450,000 shares subject to a prepaid forward contract that expires on February 1 and February 15, 2006; prior to the expiration dates Mr. Albertson retains voting rights to these shares under certain circumstances.

(5)
Represents: (i) 2,223 shares owned directly by Mr. Angress; and (ii) 59,839 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of March 5, 2004, granted to Mr. Angress by us.

(6)
Represents: (i) 10,000 shares of common stock owned directly by Mr. Starrett; and (ii) 45,458 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of March 5, 2004, granted to Mr. Starrett by us.

(7)
Represents: (i) 100 shares of common stock owned directly by Mr. Eastman; and (ii) 51,298 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of March 5, 2004, granted to Mr. Eastman by us.

(8)
Represents 37,750 shares of common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of March 5, 2004, granted to Mr. Ross by us.

(9)
Represents: (i) 9,160 shares owned directly by Mr. Dinardi; and (ii) 27,270 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of March 5, 2004, granted to Mr. Dinardi by us.

(10)
Represents: (i) 10,000 shares of common stock owned directly by Mr. Mrkonic; and (ii) 12,620 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of March 5, 2004, granted to Mr. Mrkonic by us.

(11)
Represents 12,334 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of March 5, 2004, granted to Mr. Livingston by us.

CERTAIN INFORMATION WITH RESPECT TO EXECUTIVE OFFICERS

        Set forth below is information regarding each of our executive officers as of March 5, 2004. Further information with regard to Messrs. Thomas and Albertson is presented under "Proposal No. 1: Election of Nominees to Board of Directors."

Name	Age	Position
Larry Thomas	54	Chairman and Co-Chief Executive Officer
Marty Albertson	50	President and Co-Chief Executive Officer
Bruce Ross	55	Executive Vice President, Chief Financial Officer and Secretary
David Angress	54	Executive Vice President, General Merchandise Manager
William Deeney	61	Executive Vice President, Chief Logistics Officer
Mark Galster	44	Executive Vice President of Stores
Mark Laughlin	44	Executive Vice President, Chief Information Officer
Erick Mason	39	Executive Vice President, Chief Administrative Officer and Chief Accounting Officer
Leland Smith	40	Senior Vice President of Corporate Development and General Counsel
Robert Eastman	45	Chief Executive Officer, Musician's Friend, Inc.
Allen Dinardi	53	President, Musician's Friend, Inc.
David Fleming	57	President and Chief Operating Officer, American Music

        The principal occupations and positions for at least the past five years of the executive officers named above, other than Messrs. Thomas and Albertson, are as follows:

        Bruce Ross joined Guitar Center in July 1994 as Chief Financial Officer. In February 1998, Mr. Ross was promoted to Executive Vice President. Prior to joining Guitar Center, Mr. Ross was Chief Financial Officer of Fred Hayman Beverly Hills, Inc., a retailer of high end fashion clothing on Rodeo Drive in California and a wholesaler of men's and women's fragrances. From 1982 to 1990, Mr. Ross was employed by Hanimex Vivitar Corporation, a worldwide manufacturer and distributor of photographic products. Mr. Ross served in various capacities with Hanimex Vivitar in Australia, the United States and Europe. While working for Hanimex Vivitar in the United States, Mr. Ross was promoted to the position of Chief Financial Officer in 1986 and Chief Executive Officer for North America in 1988.

        David Angress joined Guitar Center in January 1996 as our Vice President of Merchandise, Technology Products and was promoted to Senior Vice President in 1998. In March 2000, Mr. Angress was promoted to Executive Vice President and General Merchandise Manager. From 1994 to December 1995, Mr. Angress was Vice President of Harman Pro North America, responsible for that company's North American marketing and sales operations. Prior to 1994, Mr. Angress was Vice President of AKG Acoustics, Inc. and Vice President and General Manager of Sound Genesis, a provider of professional audio equipment and integration services. Mr. Angress has over 30 years of experience in the music retail industry.

        William Deeney joined Guitar Center in December 2001 as our Senior Vice President of Logistics. In July 2003, he was promoted to Executive Vice President and Chief Logistics Officer. From 1994 until 2001, Mr. Deeney was Vice President of Logistics at Dick's Sporting Goods, a sporting goods retailer. From 1986 to 1994, Mr. Deeney was Director of Distribution for Wet Seal, a specialty retailer of young women's fashions. Prior to 1986, Mr. Deeney spent sixteen years in various positions at May Department Stores, including as Director of Distribution.

        Mark Galster joined Guitar Center in June 1988 as a salesperson in our Minneapolis store. In March 2003, Mr. Galster was promoted to Executive Vice President of Stores. From 1988 to 1998, Mr. Galster held the positions of Department Manager, Store Manager and District/Regional Manager of Sales. From August 1998 to July 2002, Mr. Galster held the positions of Vice President of Regional

Sales to Vice President of Stores—Western Region. In August 2002, Mr. Galster was promoted to Senior Vice President of Stores.

        Mark Laughlin joined Guitar Center in 1991 as our Director of Information Services. In July 2000, Mr. Laughlin was promoted to Executive Vice President and Chief Information Officer. From 1997 to June 2000, Mr. Laughlin was our Vice President, Information Services. Prior to joining Guitar Center, Mr. Laughlin was a manager of information services for Clothestime, a retailer of fashion clothing.

        Erick Mason joined Guitar Center in 1996 as our corporate controller. In January 1999, Mr. Mason was promoted to Senior Vice President, Finance, and in May 2001, Mr. Mason became our Senior Vice President of Operations and Finance. In March 2003, Mr. Mason was promoted to Executive Vice President and Chief Administrative Officer. Mr. Mason is also our Chief Accounting Officer. From 1986 to 1996, Mr. Mason was associated with KPMG LLP, most recently as senior manager. Mr. Mason is a certified public accountant.

        Leland Smith joined Guitar Center in December 2003 as our Senior Vice President of Corporate Development and General Counsel. From 1998 to 2002, Mr. Smith served as Senior Vice President, General Counsel and Secretary for Equity Marketing, Inc., a marketing services company. From 1994 to 1998, he was the Assistant General Counsel and Secretary for Mattel, Inc., a leader in the design, manufacture and marketing of toys. From 1989 to 1994, Mr. Smith was an associate in the corporate department of Riordan & McKinzie. He holds a bachelor's degree from Amherst College and a juris doctor and a master's in business administration from the University of Southern California.

        Robert Eastman has been the Chief Executive Officer of Musician's Friend, Inc. since 1983 when he founded that company. Under Mr. Eastman's leadership, Musician's Friend, Inc. grew to over 500 employees, with revenues of $125 million by 1998. In 1999, Musician's Friend, Inc. completed a merger with Guitar Center and became a wholly owned subsidiary operated as a separate unit. Mr. Eastman served as a director of Guitar Center from 2001 to 2004.

        Allen Dinardi has been the President of Musician's Friend, Inc. since joining the company in 1987. Mr. Dinardi's expertise in catalog mailing service, copy writing, merchandising and direct marketing helped the company grow to over 500 employees, with revenues exceeding $258 million in sales in 2003. In 1999, Musician's Friend, Inc. completed a merger with Guitar Center and became a wholly-owned subsidiary.

        David Fleming has been the President and Chief Operating Officer of the American Music division of Guitar Center since its acquisition by Guitar Center in April 2001. Previously, Mr. Fleming held various positions with American Music Group, Ltd. since 1975, most recently as Vice President of Marketing and Sales. In April 2001, American Music Group, Ltd. sold its assets to Guitar Center and became a division of our retail business.

EXECUTIVE COMPENSATION

        The following table provides for the periods shown summary information concerning compensation paid or accrued by us to or on behalf of our Co-Chief Executive Officers and each of our four highest paid executive officers (collectively referred to as the "named executive officers").

Summary Compensation Table

		Annual Compensation ($)				Long Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation ($)(1)		Securities Underlying Options/SAR (#)(2)	All Other Compensation ($)(3)
Larry Thomas Chairman and Co-Chief Executive Officer	2003 2002 2001	$589,583 514,583 500,000	$1,050,000 1,159,000 —	$81,876 170,322 —	(4)	80,000 80,000 250,000	$6,000 4,000 3,400
Marty Albertson President and Co-Chief Executive Officer	2003 2002 2001	$589,583 514,583 500,000	$1,050,000 1,159,000 —	$85,238 101,075 —	(5)	80,000 80,000 250,000	$6,000 4,000 3,400
Bruce Ross Executive Vice President, Chief Financial Officer and Secretary	2003 2002 2001	$282,500 275,000 275,000	$145,000 225,000 —	— — —		15,000 15,000 40,000	$6,000 4,000 3,400
Robert Eastman Chief Executive Officer, Musician's Friend, Inc.	2003 2002 2001	$375,000 300,000 300,000	$281,250 185,000 —	— — —		30,000 10,000 30,000	$6,000 4,000 3,400
Allen Dinardi President, Musician's Friend, Inc.	2003 2002 2001	$275,000 225,000 225,000	$137,500 112,500 —	— — —		10,000 5,000 10,000	$6,000 4,000 3,400
David Angress Executive Vice President and General Merchandise Manager	2003 2002 2001	$265,000 250,000 237,500	$110,000 60,000 25,000	— — —		10,000 10,000 30,000	$6,000 4,000 3,400

(1)
Excludes perquisites and other personal benefits, securities or property aggregating less than $50,000 or 10% of the total annual salary and bonus reported for each named executive officer other than Messrs. Thomas and Albertson.

(2)
The securities underlying the options are shares of common stock.

(3)
All other compensation consists of contributions made by us to our profit sharing plan on behalf of each named executive officer.

(4)
Represents the value of perquisites provided to Mr. Thomas under the terms of his Amended and Restated Employment Agreement dated as of July 6, 2001 and the related policy of the compensation committee of the Company applicable to the reimbursement of expenses incurred by each Co-Chief Executive Officer. That policy was terminated effective July 1, 2003. Includes $39,987 representing reimbursement to Mr. Thomas for personal use of private aircraft chartered from third parties.

(5)
Represents the value of perquisites provided to Mr. Albertson under the terms of his Amended and Restated Employment Agreement dated as of July 6, 2001 and the related policy of the compensation committee of the Company applicable to the reimbursement of expenses incurred by each Co-Chief Executive Officer. That policy was terminated effective July 1, 2003. Includes $31,950 representing reimbursement to Mr. Albertson for personal use of private aircraft chartered from third parties.

        During the periods indicated above, none of the named executive officers received any awards under any long-term incentive plan, and we do not have a pension plan.

Employment Agreements

        Effective as of June 6, 2001, we entered into a five-year employment agreement with each of Larry Thomas and Marty Albertson, which agreements automatically extend for one year terms unless we elect to terminate the agreement. These agreements replaced employment agreements originally entered into in June 1996. The employment agreements provide each of Messrs. Thomas and Albertson with current base salaries of $650,000, an annual option grant to purchase 80,000 shares of our common stock which option shall vest in equal annual installments over three years, and an opportunity to earn an annual bonus. Each of these executive officers is entitled to participate in all insurance and benefit plans generally available to executives of Guitar Center and is eligible to receive a discretionary bonus. In connection with the new agreements, each of Messrs. Thomas and Albertson were also granted options under our 1997 Plan to purchase 170,000 shares of common stock at an exercise price of $15.31 per share. Such options vest upon the earlier of five years or pursuant to the following schedule: one-third of the shares subject to the options will vest upon the per share common stock price reaching each of $22.00, $27.00 and $32.00. Each of these price targets have been met and thus all such options are fully vested. The vesting of Mr. Thomas's and Mr. Albertson's options will be accelerated upon death, the sale of Guitar Center and other major events. Messrs. Thomas and Albertson are also eligible to participate in a plan established by the compensation committee that provides for reimbursement of business expenses and designated perquisities. Effective July 1, 2003, we and each of Messrs. Thomas and Albertson entered into amendments to their respect employment agreements terminating the expense reimbursement plan and instead increasing the base compensation of each executive.

        Under the terms of Messrs. Thomas's and Albertson's employment agreements described above, if the executive officer is terminated without cause or resigns with reasonable justification, he will be entitled to receive his base salary, annual cash bonus (equal to the last annual bonus he received prior to termination) and continuation of his benefits through the second anniversary of such a termination or resignation. Termination without cause includes any failure to extend the employment agreement at the end of its term. If such resignation or termination occurs within two years of the consummation of a sale of our company, as more fully described in the agreements, the executive will be entitled to receive his base salary, annual cash bonus (equal to the last annual bonus he received prior to leaving our company) and continuation of his benefits through the third anniversary of such a termination or resignation. The agreements also provide that if the executive is subject to excise tax pursuant to Section 4999 of the Internal Revenue Code as a result of any payments under the employment agreement, that we will pay the executive a "gross-up payment" equal to the sum of the excise tax and all federal, state and local income and employment taxes payable by the executive with respect to the gross-up payment. If an executive officer is terminated without cause, all stock options held by the executive officer will immediately vest. If an executive officer's employment is terminated for any other reason, he will be entitled only to his accrued base salary through the date of termination.

        Effective as of July 1, 2003, we entered into a three-year employment agreement with Bruce Ross. The employment agreement provides Mr. Ross with a base salary of $290,000 and an opportunity to earn an annual bonus. Mr. Ross is entitled to participate in all insurance and benefit plans generally available to executives of Guitar Center. Under the terms of Mr. Ross's employment agreement, if he is terminated without cause or resigns with reasonable justification prior to July 1, 2005, he will be entitled to receive his base salary, an annual cash bonus equal to the last annual bonus received while employed (such bonus to be pro-rated for any partial year and excluding any portion that our Co-Chief Executive Officers consider extraordinary and non-recurring), and continuation of his benefits through June 30, 2006. If Mr. Ross is terminated without cause or resigns with reasonable justification on or after July 1, 2005, then he will be entitled to receive his base salary, an annual cash bonus equal to the last annual bonus received while employed (such bonus to be pro-rated for any partial year and excluding any portion that our Co-Chief Executive Officers consider extraordinary and non-recurring), and continuation of his benefits for a period of one year after such termination or resignation. If he is terminated for any reason other than cause or resigns without reasonable justification he will be entitled to receive only his base salary as accrued through the date of such termination or resignation. In the event of his death, disability, termination without cause, resignation with reasonable justification, or the sale of our company, all of his stock options will immediately vest pursuant to the terms of the agreements by which such options were issued. If we consummate a sale of our company during the term of his employment, he may resign within 90 days of such event by notifying us in writing.

        Effective as of June 1, 2003, our subsidiary Musician's Friend, Inc. entered into a three-year employment agreement with Robert Eastman which expires on June 1, 2006, unless renewed by mutual agreement of Mr. Eastman and Musician's Friend, Inc. This employment agreement provides Mr. Eastman with a base salary of at least $375,000 annually, and an opportunity to earn an annual bonus. Under this agreement, Mr. Eastman is entitled to participate in all insurance and benefit plans generally available to executives of Musician's Friend, Inc. Under the terms of Mr. Eastman's agreement, if he is terminated without cause or resigns with reasonable justification, he will be entitled to receive his base salary through the greater of twelve months or the remaining term of the agreement, an annual bonus equal to his last annual bonus and the continuation of his medical benefits through the greater of twelve months or the remaining term of the agreement. In addition, all stock options granted on or after June 1, 2003 and held by him at the time of termination shall immediately vest and become exercisable. If Mr. Eastman's employment with Musician's Friend, Inc. is terminated for any other reason, he will be entitled to receive only his accrued base salary through the date of termination.

        On May 13, 1999, our subsidiary Musician's Friend, Inc., entered into a four-year employment agreement with Allen Dinardi which expired on June 1, 2003. This employment agreement provided Mr. Dinardi with a base salary of $225,000 annually, and an opportunity to earn an annual bonus. Under this agreement, Mr. Dinardi was entitled to participate in all insurance and benefit plans generally available to executives of Musician's Friend, Inc. and was eligible to receive a discretionary bonus. Under the terms of Mr. Dinardi's agreement, if he was terminated without cause or resigned with reasonable justification, he was entitled to receive his base salary and the continuation of his medical benefits through the term of the agreement. If Mr. Dinardi's employment with Musician's Friend, Inc. was terminated for any other reason, he was entitled only to his accrued base salary through the date of termination.

        On March 20, 2001, our subsidiary, Guitar Center Stores, Inc., entered into a three-year employment agreement with David Fleming which expires on April 1, 2004, unless renewed by mutual agreement of Mr. Fleming and Guitar Center Stores, Inc. This employment agreement provides Mr. Fleming with a base salary of $250,000 annually. Under this agreement, Mr. Fleming is entitled to participate in all insurance and benefit plans generally available to executives of Guitar Center Stores, Inc. and is eligible to receive a discretionary bonus. Under the terms of Mr. Fleming's agreement, if he is terminated without cause or resigns with reasonable justification, he will be entitled to receive his base salary and the continuation of his medical benefits through the term of the agreement. If Mr. Fleming's employment with Guitar Center Stores, Inc. is terminated for any other reason, he will be entitled only to his accrued base salary through the date of termination.

Management Stock Option Agreements

        In June 1996 in connection with the recapitalization of our company, we granted options which we refer to as "management options" to each of Messrs. Thomas and Albertson to purchase 397,985 shares of common stock at an exercise price of $10.89. These options are fully vested and are exercisable through June 2006. In addition to their ten-year term, these management options also terminate upon the earlier of (i) the consummation of a sale of Guitar Center, as more fully described in the management option agreement; or (ii) the termination, either voluntarily or for cause, of the employment of the respective executive officer.

Other Option Arrangements

        In December 1996, the three private equity firms which financed our 1996 recapitalization, affiliates of J.P. Morgan Partners, LLC, Norwest Equity Partners and Weston Presidio Capital Partners, which we refer to as the "Investors", granted some members of management options to purchase an aggregate of 273,344 shares of common stock at a purchase price of $4.33 per share. Each option, which we refer to collectively as the "Investor options," was granted by each Investor in the following percentages: 75.00% by J.P. Morgan Partners, 14.29% by Norwest and 10.71% by Weston Presidio. Included in the Investor options were options to purchase 109,722 shares of common stock that were granted to each of Messrs. Thomas and Albertson and options to purchase 3,850 shares of common stock that were granted to Mr. Ross, Mr. Angress and two other executive officers. The Investor options were granted in December 1996, and were fully exercised as of December 31, 2003.

Option Grants in 2003

        In 2003, we granted options to purchase 520,927 shares of common stock under our 1997 Plan, and granted options to acquire 225,000 of those shares to our named executive officers. As of March 5, 2004, options to purchase 3,838,044 shares of our common stock have been granted, and 161,956 shares remain available for grant under our 1997 Plan. In general, options granted under the 1997 Plan vest over three to four years and expire on the tenth anniversary of the date of grant.

        Please see "Proposal No. 2 Approval of the 2004 Guitar Center, Inc. Incentive Stock Award Plan," above, for a description of the 2004 Plan for which approval is sought at the annual meeting.

        The following table shows certain information regarding options granted to our named executive officers during the fiscal year ended December 31, 2003.

					Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
	Number of Securities Underlying Options Granted(#)(1)
		% of Total Options Granted to Employees in the Fiscal Year
Name			Exercise Price ($/Sh)
				Expiration Date	5% ($)	10% ($)
Larry Thomas	80,000	14.3%	$28.30	July 14, 2013	$3,688,000	$5,872,000
Marty Albertson	80,000	14.3%	28.30	July 14, 2013	3,688,000	5,872,000
Bruce Ross	15,000	2.7%	28.30	July 14, 2013	691,000	1,101,000
Robert Eastman	30,000	5.4%	28.30	July 14, 2013	1,383,000	2,202,000
Allen Dinardi	10,000	1.8%	28.30	July 14, 2013	461,000	734,000
David Angress	10,000	1.8%	28.30	July 14, 2013	461,000	734,000

(1)
The options vest in equal installments over three to four years.

(2)
Reflects the value of the stock option on the date of grant assuming (i) for the 5% column, a five-percent annual rate of appreciation in our common stock over the ten-year term of the option, and (ii) for the 10% column, a ten-percent annual rate of appreciation in our common stock over the ten-year term of the option. The 5% and 10% assumed rates of appreciation are based on the rules of the Securities and Exchange Commission and do not represent our estimate or projection of the future price of our common stock. The amounts in this table may not be achieved.

Employee Stock Purchase Plan

        In April 2001, we adopted our Employee Stock Purchase Plan, which we refer to as the "ESPP Plan." The ESPP Plan is a tax-qualified employee stock purchase plan which authorizes 500,000 shares of our common stock for issuance under the plan. Under the ESPP Plan, participants are permitted to purchase our common stock at a price which is eighty-five percent of the stock's fair market value on either the first or last day of the offering period, whichever price is lower. The shares are issued automatically on the last business day of the offering period. The participants fund the purchase of the shares through payroll deductions. Substantially all of our full time employees are eligible to participate in this plan. As of December 31, 2003, an aggregate of 127,814 shares had been purchased under the ESPP Plan.

Performance Bonus Plan

        In March 2003, our Board of Directors adopted the Performance Bonus Plan, a performance-based incentive plan under which our Co-Chief Executive Officers are eligible to receive bonus payments. The Performance Bonus Plan is intended to provide an incentive for superior work and to motivate covered executives toward even higher achievement and business results, to tie their goals and interests to those of our company and its stockholders and to enable our company to attract and retain highly qualified senior executives. Bonuses approved by our compensation committee and payable by us to our covered executives under the Performance Bonus Plan are fully deductible for federal income tax purposes. The Performance Bonus Plan was approved by our stockholders in April 2003. For 2003, Messrs. Albertson and Thomas received bonus payments of $1,050,000 each under the terms of the Performance Bonus Plan.

Aggregate Option Exercises in 2003; 2003 Year-End Option Values

        The following table sets forth, on an aggregated basis, information regarding securities underlying unexercised options during the fiscal year ended December 31, 2003 by our named executive officers:

			Option Values at December 31, 2003
			Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)(2)		Value of Unexercised In-The-Money Options at Fiscal Year-End($)(3)
Name	Shares Acquired at Exercise(#)	Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Larry Thomas	100,000	$1,945,440	607,986	179,999	$12,045,370	$2,069,904
Marty Albertson	—	—	707,986	179,999	14,220,370	2,069,904
Bruce Ross	50,000	650,380	47,648	56,250	928,500	808,806
Robert Eastman	88,892	1,474,599	64,198	62,500	1,202,236	728,487
Allen Dinardi	60,303	1,121,829	62,764	26,250	820,711	354,400
David Angress	19,873	332,320	49,839	42,500	698,925	641,687

(1)
Fair market value of our common stock on date of exercise minus the exercise price.

(2)
The securities underlying the options are shares of common stock.

(3)
The fair market value of our common stock on December 31, 2003 was $32.64. The values in this table represent the fair market value of our common stock minus the exercise price of the option.

Equity Compensation Plan Information

        The following table sets forth the number and weighted-average exercise price of securities to be issued upon exercise of outstanding options, warrants and rights, and the number of securities remaining available for future issuance under equity compensation plans, at December 31, 2003:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)	(c)
Equity Compensation Plans Approved by Security Holders	3,612,932	(1)	$14.6952	549,668	(2)
Equity Compensation Plans Not Approved by Security Holders	—		—	—
Total	3,612,932		$14.6952	549,668

(1)
Includes (i) 2,835,535 shares of common stock issuable upon the exercise of options granted under the 1997 Plan, of which 1,640,244 shares were exercisable as of December 31, 2003, and (ii) 777,397 shares of common stock issuable upon the exercise of options granted under our Amended and Restated 1996 Performance Plan and the 1996 management options, all of which were exercisable as of December 31, 2003.

(2)
Includes (i) 177,482 shares of common stock available for issuance under the 1997 Plan, and (ii) 372,186 shares of common stock available for issuance under our Employee Stock Purchase Plan.

Additional Information on Employment Agreements and Compensation Plans

        The summaries of the employment agreements and compensation plans provided above are qualified by reference to the full text of the specific agreement or plan, each of which has been filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2003 and is incorporated into this proxy statement by reference. Copies may also be obtained by making written request to our Corporate Secretary.

Compensation Committee Interlocks and Insider Participation

        The compensation committee administers our executive compensation programs and policies. During 2003, Messrs. Ferguson, Inouye, Mrkonic, and Starrett, each a non-employee director, served on the compensation committee. None of Messrs. Ferguson, Inouye, Mrkonic, or Starrett served as an officer or employee of the company during 2003, ever served as an officer of the company or were engaged in 2003 in any transaction required to be disclosed in this proxy statement under the heading "Certain Relationships and Related Transactions."

COMPENSATION COMMITTEE REPORT

        The compensation committee administers our executive compensation programs and policies. During 2003, Messrs. Ferguson, Inouye, Mrkonic, and Starrett, each a non-employee director, served on the compensation committee. The compensation committee currently consists of Messrs. Inouye, Rossi, and Starrett, with Mr. Starrett serving as the chairman of the committee. Our executive compensation programs are designed to attract, motivate and retain the executive talent needed to optimize stockholder value in a competitive environment. The programs are intended to support the goal of increasing stockholder value while facilitating our business strategies and long-range plans.

        The following is the compensation committee's report submitted to the Board of Directors addressing the compensation of our executive officers for fiscal 2003.

Compensation Policy and Philosophy

        Our executive compensation policy is:

  •
  designed to establish an appropriate relationship between executive pay and our annual performance, our long term growth objectives and our ability to attract and retain qualified executive officers; and

  •
  based on the belief that the interests of the executives should be closely aligned with our stockholders.

        The compensation committee attempts to achieve these goals by integrating competitive annual base salaries with:

  •
  annual incentive bonuses based on corporate performance and on the achievement of specified performance objectives set forth in our financial plan for the respective fiscal year; and

  •
  equity awards through our stockholder-approved plans, historically consisting of stock options.

        In support of this philosophy, a meaningful portion of each executive's compensation is placed at-risk and linked to the accomplishment of specific results that are expected to lead to the creation of value for our stockholders from both the short-term and long-term perspectives. The compensation committee believes that cash compensation in the form of salary and incentive bonuses provides our executives with short-term rewards for success in operations, and that long-term compensation through the award of stock options or other equity awards encourages growth in management stock ownership which leads to expansion of management's stake in our long-term performance and success. The compensation committee considers all elements of compensation and the compensation policy when determining individual components of pay.

        The Board of Directors believes that leadership and motivation of our employees are critical to achieving the objective of maintaining our leadership position in musical products retailing in the United States. The compensation committee is responsible to the Board of Directors for ensuring that our executive officers are highly qualified and that they are compensated in a way that furthers our business strategies and which aligns their interests with those of our stockholders. To support this philosophy, the following principles provide a framework for executive compensation:

  •
  offer compensation opportunities that attract the best talent;

  •
  motivate individuals to perform at their highest levels;

  •
  reward outstanding achievement;

  •
  retain those with leadership abilities and skills necessary for building long-term shareholder value;

  •
  maintain a significant portion of executives' total compensation at risk, tied to both our annual and long-term financial performance and the creation of incremental shareholder value; and

  •
  encourage executives to manage from the perspective of owners with an equity stake in Guitar Center.

Executive Compensation Components

        As discussed below, presently our executive compensation package is primarily comprised of three components: base salary, annual incentive bonuses and stock options.

        Base Salary.    In 2003, Messrs. Thomas's and Albertson's base salaries were determined pursuant to the terms of employment agreements effective June 2001 and amended July 1, 2003; Mr. Ross's base salary was determined pursuant to the terms of an employment agreement effective July 2003; and the base salaries of Messrs. Eastman and Dinardi were determined pursuant to the terms of employment agreements effective in 1999 and, in the case of Mr. Eastman, amended in 2003.

        Annual Incentive Bonuses.    For fiscal 2003, annual incentive bonuses for the Co-Chief Executive Officers were determined pursuant to the terms of the Performance Bonus Plan, resulting in an annual incentive bonus to each of Messrs. Albertson and Thomas of $1,050,000. Annual incentive bonuses for the other named executive officers were based upon the achievement or over-achievement of targeted net income objectives for fiscal 2003. Target awards for each executive officer were established in relation to base salary under the terms of their respective employment contracts or pursuant to our compensation policies. Please see "Summary Compensation Table."

        Long-Term Incentive Compensation.    We granted options to purchase (i) 80,000 shares of our common stock to each of Larry Thomas and Marty Albertson, our Co-Chief Executive Officers, (ii) 15,000 shares of our common stock to Bruce Ross, our Chief Financial Officer, (iii) 30,000 shares of our common stock to Robert Eastman, Chief Executive Officer of Musician's Friend, Inc., (iv) 10,000 shares of our common stock to Allen Dinardi, President of Musician's Friend, Inc., and (v) 10,000 shares of our common stock to David Angress, our Executive Vice President and General Merchandise Manager.

Compensation of Co-Chief Executive Officers

        The compensation committee believes that Larry Thomas and Marty Albertson, our Co-Chief Executive Officers, provide valuable services and that their compensation should therefore be competitive with that paid to executives at comparable companies. In addition, the compensation committee believes that an important portion of their respective compensation should be based on our performance. Effective June 2001 and amended July 1, 2003, we entered into new long-term contracts with Messrs. Thomas and Albertson, the terms of which were negotiated on our behalf by the compensation committee based to a substantial extent on the advice of an independent compensation consultant.

        Mr. Thomas's annual base salary for fiscal 2003 was $589,583. Mr. Thomas's base salary for the year was determined by his employment agreement, which expires June 30, 2006. An annual incentive bonus of $1,050,000 was paid to Mr. Thomas for 2003. The bonus was based on the terms of the Performance Bonus Plan.

        Mr. Albertson's annual base salary for fiscal 2003 was $589,583. Mr. Albertson's base salary for the year was determined by his employment agreement dated June 6, 2001, which expires June 30 2006. An annual incentive bonus of $1,050,000 was paid to Mr. Albertson for 2003. The bonus was based on the terms of the Performance Bonus Plan.

        Each of Messrs. Thomas and Albertson, pursuant to the terms of their employment agreements, are also entitled to receive stock option grants and designated perquisites.

Internal Revenue Code Section 162(m)

        Under Section 162(m) of the Internal Revenue Code, the amount of compensation paid to certain executives that is deductible with respect to our corporate taxes is limited to $1,000,000 annually. It is the current policy of the compensation committee to maximize, to the extent reasonably possible, our ability to obtain a corporate tax deduction for compensation paid to our executive officers to the extent consistent with the best interests of Guitar Center and our stockholders.

                      COMPENSATION COMMITTEE

                      Wayne Inouye
                      Walter Rossi
                      Peter Starrett, Chairman

        The compensation committee report on executive compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts.

AUDIT COMMITTEE REPORT

        During 2003, Messrs. Ferguson, Mrkonic, Reiss, Starrett, and Walker served on the audit committee. The audit committee currently consists of Messrs. Mrkonic, Reiss and Rossi, with Mr. Reiss serving as the chairman of the committee and the audit committee financial expert. Our audit committee is composed of "independent" directors, as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards, and operates under a written charter adopted by the Board of Directors, a copy of which was attached as Annex A to our proxy statement dated March 27, 2003.

        Management is responsible for the company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the company's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The audit committee's responsibility is to monitor and oversee these processes.

        The following is the audit committee's report submitted to the Board of Directors for the fiscal year ended December 31, 2003.

        The audit committee has:

  •
  reviewed and discussed the company's audited financial statements with management and KPMG LLP, the company's independent accountants;

  •
  discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; and

  •
  received from KPMG LLP the written disclosures and the letter regarding their independence as required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed the auditors' independence with them.

        Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

                      AUDIT COMMITTEE

                      George Mrkonic
                      Kenneth Reiss, Chairman
                      Walter Rossi

        The audit committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts.

STOCK PERFORMANCE GRAPH

        The following graph compares our cumulative total stockholder return on the common stock (no dividends have been paid thereon) with the cumulative total return of (1) the S&P 500 Index and (2) the S&P Retail (Specialty) Index, from December 31, 1998 through December 31, 2003. The comparison assumes an investment of $100 on December 31, 1998 in our common stock and in each of the foregoing indices.

        The historical stock market performance of the common stock shown below is not necessarily indicative of future stock performance.

        The stock performance graph above shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under these acts.

OTHER INFORMATION

Other Matters at the Meeting

        We do not know of any matters to be presented at the annual meeting other than those mentioned in this proxy statement. If any other matters are properly brought before the annual meeting, it is intended that the proxies will be voted in accordance with the best judgment of the designated proxyholders.

Independent Public Accountants

        Our auditors for the fiscal year ended December 31, 2003 were KPMG LLP, which firm has also been selected by our audit committee to provide this service in 2004. A representative of KPMG LLP will be present at the meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

        Audit Fees.    The aggregate fees billed for professional services rendered for the audit of our annual financial statements for the fiscal years ending December 31, 2003 and December 31, 2002, and the reviews of the financial statements included in our Forms 10-Q, or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements, for those fiscal years were $399,000 and $371,000, respectively.

        Audit-Related Fees.    The aggregate fees billed in each of the years ending December 31, 2003 and December 31, 2002 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant's financial statements and are not included in the above paragraph were $21,000 and $21,000, respectively. 2003 and 2002 audit related fees consisted of employee benefit plan audits.

        Tax Fees.    The aggregate fees billed in each of the years ending December 31, 2003 and December 31, 2002 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $200,000 and $118,000, respectively. 2003 tax fees consisted of fees for tax compliance services and unclaimed property tax consulting. 2002 tax fees consisted of fees for tax compliance services.

        All Other Fees.    The aggregate fees billed for services rendered by our principal accountants, other than described above, for the fiscal years ending December 31, 2003 and December 31, 2002, were $0 and $56,324, respectively. 2002 all other fees consisted of cost segregation services and property tax consulting services.

        All audit related services, tax services and other services were pre-approved by our audit committee, which concluded that the provision of such services by KPMG LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The audit committee's pre-approval policy provides for the pre-approval of audit, audit-related and tax services specifically described by the committee on an annual basis, and unless a type of service is pre-approved under the policy, it will require separate pre-approval by the committee if it is to be provided by the independent auditor. The policy authorizes the committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

Annual Report on Form 10-K; Available Information

        Each stockholder receiving this proxy statement is being provided with a copy of our Annual Report to Stockholders. We have also filed with the Securities and Exchange Commission an Annual Report on Form 10-K. We will provide without charge a copy of our Form 10-K (without exhibits) upon written request to our Corporate Secretary. Copies of exhibits to our Form 10-K are available from us upon reimbursement of our reasonable costs in providing these documents and written request to our Corporate Secretary. Please address requests for these documents to: Corporate Secretary, Guitar Center, Inc., 5795 Lindero Canyon Road, Westlake Village, California 91362. Our filings with the Securities and Exchange Commission may be inspected at the offices of the Securities and Exchange Commission located in Washington, D.C. Documents filed electronically with the Securities and Exchange Commission may also be accessed through the website maintained by it at www.sec.gov.

Householding

        The Securities and Exchange Commission has approved a rule concerning the delivery of annual reports and proxy statements. It permits a single set of these reports to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. In accordance with a notice sent to certain stockholders who share a single address, only one annual report and proxy statement will be sent to that address unless any stockholder at that address requested that multiple sets of documents be sent. However, we will deliver promptly a separate copy of our annual report or this proxy statement to any stockholder at a shared address to which a single set of such documents was delivered upon written or oral notice to our director of investor relations at the address and phone number of our executive offices as provided on page one of this proxy statement. In addition, if any stockholder who agreed to householding wishes to receive a separate annual report or proxy statement in the future, he or she may telephone toll-free 1-800-542-1061 or write to ADP, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Stockholders sharing an address who wish to receive a single set of reports may do so by contacting their banks or brokers, if they are beneficial holders, or by contacting ADP at the address set forth above, if they are record holders.

Stockholder Proposals for 2005 Annual Meeting

        Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit to the Board of Directors proposals to be considered for submission to the stockholders at the annual meeting in 2005. Your proposal must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Corporate Secretary at Guitar Center, Inc., 5795 Lindero Canyon Road, Westlake Village, California 91362 and must be received no later than November 15, 2004. Your notice must include:

  •
  your name and address and the text of the proposal to be introduced;

  •
  the number of shares of stock you hold of record, beneficially own and represent by proxy as of the date of your notice; and

  •
  a representation that you intend to appear in person or by proxy at the meeting to introduce the proposal specified in your notice.

        Our Amended and Restated Bylaws also provide for separate advance notice procedures which must be complied with to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. The chairman of the meeting may refuse to acknowledge the introduction of your proposal if it is not made in compliance with the foregoing procedures or the applicable provisions of our Amended and Restated Bylaws.

                      By Order of the Board of Directors

                      Larry Thomas
                       Chairman and Co-Chief Executive Officer

Westlake Village, California
March 15, 2004

ANNEX A

THE 2004 GUITAR CENTER, INC. INCENTIVE STOCK AWARD PLAN

        Guitar Center, Inc., a Delaware corporation, has adopted The 2004 Guitar Center, Inc. Incentive Stock Award Plan (the "Plan"), effective February 27, 2004, for the benefit of its eligible employees, consultants and directors.

        The purposes of the Plan are as follows:

  (1)
  To provide an additional incentive for directors, key Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company and its Subsidiaries by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

  (2)
  To enable the Company and its Subsidiaries to obtain and retain the services of directors, key Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

ARTICLE I.

DEFINITIONS

        Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

        1.1.  "Administrator" shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Options granted to Non-Employee Directors, the term "Administrator" shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term "Administrator" shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 10.1.

        1.2.  "Award" shall mean an Option, a Restricted Stock award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right which may be awarded or granted under the Plan (collectively, "Awards").

        1.3.  "Award Agreement" shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

        1.4.  "Award Limit" shall mean 500,000 shares of Common Stock, as adjusted pursuant to Section 11.4 provided, however, that solely with respect to Performance Awards granted pursuant to Section 8.2(b) and Dividend Equivalents granted pursuant to Section 8.3, Award Limit shall mean $2,000,000.

        1.5.  "Board" shall mean the Board of Directors of the Company.

        1.6.  "Change in Control" shall mean the occurrence of any of the following events:

          (i)    the acquisition, directly or indirectly, by any "person" or "group" (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Exchange Act and the rules thereunder) of "beneficial ownership" (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors ("voting securities") of the

  Company that represent 50% or more of the combined voting power of the Company's then outstanding voting securities, other than

            (A)  an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

            (B)  an acquisition of voting securities by the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, or

            (C)  an acquisition of voting securities pursuant to a transaction described in clause (iii) below that would not be a Change in Control under clause (iii);

          Notwithstanding the foregoing, neither of the following events shall constitute an "acquisition" by any person or group for purposes of this clause (i): (x) a change in the voting power of the Company's voting securities based on the relative trading values of the Company's then outstanding securities as determined pursuant to the Company's Certificate of Incorporation, or (y) an acquisition of the Company's securities by the Company which, either alone or in combination only with the other event, causes the Company's voting securities beneficially owned by a person or group to represent 50% or more of the combined voting power of the Company's then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of 50% or more of the combined voting power of the Company's then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change in Control;

          (ii)   individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

          (iii)  the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company's assets or (z) the acquisition of assets or stock of another entity, in each case, other than a transaction

            (A)  which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity")) directly or indirectly, at least 50% of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

            (B)  after which more than 50% of the members of the board of directors of the Successor Entity were members of the Incumbent Board at the time of the Board's approval of the agreement providing for the transaction or other action of the Board approving the transaction, and

            (C)  after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (C) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company and the other entity prior to the consummation of the transaction; or

          (iv)  a liquidation or dissolution of the Company.

        For purposes of clause (i) above, the calculation of voting power shall be made as if the date of the acquisition were a record date for a vote of the Company's shareholders, and for purposes of clause (iii) above, the calculation of voting power shall be made as if the date of the consummation of the transaction were a record date for a vote of the Company's shareholders.

        1.7.  "Code" shall mean the Internal Revenue Code of 1986, as amended.

        1.8.  "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 10.1.

        1.9.  "Common Stock" shall mean the common stock of the Company, par value $.01 per share.

      1.10.  "Company" shall mean Guitar Center, Inc., a Delaware corporation.

      1.11.  "Consultant" shall mean any consultant or adviser if (i) the consultant or adviser renders bona fide services to the Company or any Subsidiary; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any Subsidiary to render such services.

      1.12.  "Deferred Stock" shall mean Common Stock awarded under Article VIII of the Plan.

      1.13.  "Director" shall mean a member of the Board.

      1.14.  "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VIII of the Plan.

      1.15.  "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

      1.16.  "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

      1.17.  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      1.18.  "Fair Market Value" of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system, or (c) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as determined by the Administrator.

      1.19.  "Holder" shall mean a person who has been granted or awarded an Award.

      1.20.  "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

      1.21.  "Non-Employee Director" shall mean a member of the Board who is not an Employee of the Company.

      1.22.  "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

      1.23.  "Option" shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall be Non-Qualified Stock Options.

      1.24.  "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VIII of the Plan.

      1.25.  "Performance Criteria" shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit thereof: (a) net income, (b) pre-tax income, (c) operating income, (d) after-tax cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the Fair Market Value of a share of Common Stock, (k) operating profit, (l) working capital and (m) earnings before any one or more of the following items: interest, taxes, depreciation or amortization or similar non-recurring items or adjustments; provided that each of the business criteria described in subsections (a) through (m) shall be determined in accordance with generally accepted accounting principles ("GAAP"). For each fiscal year of the Company, the Committee may provide for objectively determinable adjustments, as determined in accordance with GAAP, to any of the business criteria described in subsections (a) through (m) for one or more of the items of gain, loss, profit or expense: (i) determined to be extraordinary or unusual in nature or infrequent in occurrence, (ii) related to the acquisition or disposal of a segment of a business, (iii) related to a change in accounting principles under GAAP, (iv) related to discontinued operations that do not qualify as a segment of a business under GAAP, (v) attributable to the business operations of any entity acquired by the Company during the fiscal year; or (vi) related to impairment of goodwill.

      1.26.  "Plan" shall mean The 2004 Guitar Center, Inc. Incentive Stock Award Plan.

      1.27.  "Restricted Stock" shall mean Common Stock awarded under Article VII of the Plan.

      1.28.  "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

      1.29.  "Section 162(m) Participant" shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

      1.30.  "Securities Act" shall mean the Securities Act of 1933, as amended.

      1.31.  "Stock Appreciation Right" or "SAR" shall mean a stock appreciation right granted under Article IX of the Plan.

      1.32.  "Stock Payment" shall mean (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee or Consultant in cash, awarded under Article VIII of the Plan.

      1.33.  "Subsidiary" shall mean any subsidiary corporation within the meaning of Code Section 424(f) or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

      1.34.  "Substitute Award" shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option.

      1.35.  "Termination of Consultancy" shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

      1.36.  "Termination of Directorship" shall mean the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, removal, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Non-Employee Directors.

      1.37.  "Termination of Employment" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

ARTICLE II.

SHARES SUBJECT TO PLAN

        2.1.    Shares Subject to Plan.

          (a)   The shares of stock subject to Awards shall be Common Stock, initially shares of the Company's Common Stock. Subject to adjustment as provided in Section 11.4, the aggregate number of such shares which may be issued with respect to Awards granted under the Plan shall not exceed 1,400,000 shares.

          (b)   The maximum number of shares which may be subject to Awards granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

        2.2.    Add-back of Options and Other Rights.    If any Option, or other right to acquire shares of Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 11.4 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

ARTICLE III.

GRANTING OF AWARDS

        3.1.    Award Agreement.    Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

        3.2.    Provisions Applicable to Section 162(m) Participants.

          (a)   The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

          (b)   Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any performance or incentive award described in Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

          (c)   To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

          (d)   Furthermore, notwithstanding any other provision of the Plan or any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

        3.3.    Limitations Applicable to Section 16 Persons.    Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

        3.4.    Consideration.    In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as a Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of a Non-Employee Director, until the next annual meeting of stockholders of the Company).

        3.5.    At-Will Employment.    Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

ARTICLE IV.

GRANTING OF OPTIONS TO EMPLOYEES,
CONSULTANTS AND NON-EMPLOYEE DIRECTORS

        4.1.    Eligibility.    Any Employee, Consultant or Director selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Non-Employee Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 11.1.

        4.2.    Disqualification for Stock Ownership.    No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

        4.3.    Qualification of Incentive Stock Options.    No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or a Subsidiary that is a corporation.

        4.4.    Granting of Options to Employees, Consultants and Directors.

          (a)   The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

            (i)    Determine which Employees are key Employees and select from among the key Employees, Consultants or Directors (including Employees, Consultants or Directors who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

            (ii)   Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees, Consultants or Directors;

            (iii)  Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

            (iv)  Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

          (b)   Upon the selection of a key Employee, Consultant or Director to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

          (c)   Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

ARTICLE V.

TERMS OF OPTIONS

        5.1.    Option Price.    The price per share of the shares subject to each Option granted to Employees, Consultants and Directors shall be set by the Committee; provided, however, that such price shall be no less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted, and:

          (a)   In the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;

          (b)   In the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and

          (c)   In the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 424(e) of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

        5.2.    Option Term.    The term of an Option granted to an Employee, Consultant or Director shall be set by the Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than 10 years from the date the Incentive Stock Option is granted, or five years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 424(e) of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a termination.

        5.3.    Option Vesting.

          (a)   The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless provided for in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Holder who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

          (b)   No portion of an Option granted to an Employee, Consultant or Director which is unexercisable at Termination of Employment, Termination of Consultancy or Termination of Directorship, as applicable, shall thereafter become exercisable, except as may be otherwise provided in the terms of a written agreement between the Company and the Employee, Consultant, or Director or by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

          (c)   To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of Section 422 of the Code) of the Company, exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

        5.4.    Substitute Awards.    Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

          (a)   The aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

          (b)   The aggregate exercise price thereof; does not exceed the excess of:

          (c)   The aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

          (d)   The aggregate exercise price of such shares.

        5.5    Paperless Exercise.    In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Options, such as a system using an internet website or interactive voice response, then the paperless exercise of options by an Employee, Consultant or Director may be permitted through the use of such an automated system.

        5.6    Substituting SARs.    Only in the event the Company is not accounting for equity compensation under APB Opinion 25, the Committee shall have the ability to substitute, without receiving permission or consent from any holder of Options hereunder, SARs paid only in Common Stock (or SARs paid in Common Stock or cash at the Committee's discretion) for outstanding Options; provided, the terms of the substituted Common Stock SARs are the same as the terms for the Options and the aggregate difference between the Fair Market Value of the underlying shares of Common Stock and the Grant Price of the SARs is equivalent to the aggregate difference between the Fair Market Value of the underlying shares of Common Stock and the exercise price of the Options. If, in the determination of the Committee after consultation with the Company's auditors, this provision creates adverse accounting consequences for the Company, it shall be considered null and void.

ARTICLE VI.

EXERCISE OF OPTIONS

        6.1.    Partial Exercise.    An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

        6.2.    Manner of Exercise.    All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

          (a)   A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

          (b)   Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

          (c)   In the event that the Option shall be exercised pursuant to Section 11.2 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

          (d)   Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator may, in its discretion, (i) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (iv) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; (v) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale; or (vi) allow payment through any combination of the consideration provided in the foregoing subparagraphs (i), (ii), (iii), (iv) and (v). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law, and payment in the manner prescribed by the preceding sentences shall not be permitted to the extent that the Administrator determines that payment in such manner may result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal of an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other applicable law.

        6.3.    Conditions to Issuance of Stock Certificates.    The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a)   The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          (b)   The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

          (c)   The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

          (d)   The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

          (e)   The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

        6.4.    Rights as Stockholders.    Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders and, except as otherwise provided herein, no adjustments shall be made for dividends or distributions of other rights for which the record date is prior to the date such certificates are issued.

        6.5.    Exercise, Ownership and Transfer Restrictions.    The Administrator, in its absolute discretion, may impose such restrictions on the exercise of an Option and the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

        6.6.    Additional Limitations on Exercise of Options.    Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, or the sale of the shares of Common Stock acquired upon such exercise, including without limitation a window-period limitation, as may be imposed in the discretion of the Administrator or similar policies of the Company.

ARTICLE 7.

AWARD OF RESTRICTED STOCK

        7.1.    Eligibility.    Subject to the Award Limit, Restricted Stock may be awarded to any Employee whom the Committee determines is a key Employee or any Consultant or Director who the Committee determines should receive such an Award.

        7.2.    Award of Restricted Stock.

          (a)   The Committee may from time to time, in its absolute discretion:

            (i)    Determine which Employees are key Employees and select from among the key Employees, Consultants or Directors (including Employees, Consultants or Directors who have previously received other awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; provided, however, that any awards of Restricted Stock to Non-Employee Directors shall be determined by the Compensation Committee, or any successor committee thereto carrying out its responsibilities on the date of the granting of any Award; and

            (ii)   Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

          (b)   The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

          (c)   Upon the selection of a key Employee, Consultant or Director to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

        7.3.    Rights as Stockholders.    Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

        7.4.    Restriction.    All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, the period during which the Restricted Stock is subject to such restrictions shall be for a period of at least three years from the date the Restricted Stock is awarded, or for a period of at least one year if such restrictions are based on Company performance; provided, further, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued; and provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Committee may, upon the occurrence of an extraordinary, non-recurring event (including without limitation, a Change in Control) on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder's rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company.

        7.5.    Repurchase of Restricted Stock.    The Committee shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Holder and the Company, at a cash price per share equal to the price paid by the Holder for such Restricted Stock.

        7.6.    Escrow.    The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

        7.7.    Legend.    In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

        7.8.    Section 83(b) Election.    If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

ARTICLE 8.

PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS

        8.1.    Eligibility.    Subject to the Award Limit, one or more Performance Awards, Dividend Equivalents, awards of Deferred Stock and/or Stock Payments may be granted to any Employee whom the Committee determines is a key Employee or any Consultant or Director whom the Committee determines should receive such an Award.

        8.2.    Performance Awards.

          (a)   Any key Employee, Consultant or Director selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee, Consultant or Director.

          (b)   Without limiting Section 8.2(a), the Committee may grant Performance Awards to any 162(m) Participant in the form of a cash bonus payable upon the attainment of objective performance goals which are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such bonuses paid to 162(m) Participants shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Section 3.2. The maximum amount of any Performance Award payable to a 162(m) Participant under this Section 8.2(b) shall not exceed the Award Limit with respect to any fiscal year of the Company. Unless otherwise specified by the Committee at the time of grant, the Performance Criteria with respect to a Performance Award payable to a 162(m) Participant shall be determined on the basis of GAAP.

        8.3.    Dividend Equivalents.

          (a)   Any key Employee, Consultant or Director selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

          (b)   Any Holder of an Option who is an Employee, Consultant or Director selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common

  Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

          (c)   Any Holder of an Option who is a Non-Employee Director selected by the Board may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted and the date such Option is exercised, vests or expires, as determined by the Board. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Board.

          (d)   Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option is subsequently exercised.

        8.4.    Stock Payments.    Any key Employee, Consultant or Director selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

        8.5.    Deferred Stock.    Any key Employee, Consultant or Director selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or Performance Criteria set by the Committee. Unless otherwise provided by the Committee, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

        8.6.    Term.    The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion; provided, however, that notwithstanding anything in this Article VIII to the contrary, except as may be determined otherwise by the Committee in connection with the occurrence of an extraordinary, non-recurring event (including without limitation a Change in Control), the period over which any Performance Award, Dividend Equivalent, Deferred Stock and/or Stock Payment shall vest and/or be payable shall be no less than at least three years from the date the right to such Award is granted, or over a period of at least one year if such Award is linked to the Performance Criteria or other specific performance criteria determined appropriate by the Committee.

        8.7.    Exercise or Purchase Price.    The Committee may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock or shares received as a Stock Payment; provided, however, that such price shall not be less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law.

        8.8.    Exercise Upon Termination of Employment, Termination of Consultancy or Termination of Directorship.    A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Holder is an Employee, Consultant or Director, as applicable; provided, however, that the Administrator in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment following a "change of control or ownership" (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company; provided, further, that, except with respect to Performance Awards granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that Performance Awards may be exercised or paid following a Termination of Employment, a Termination of Consultancy or a Termination of Directorship without cause, or following a Change in Control of the Company, or because of the Holder's retirement, death or disability, or otherwise.

        8.9.    Form of Payment.    Payment of the amount determined under Section 8.2 or 8.3 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3.

ARTICLE 9.

STOCK APPRECIATION RIGHTS

        9.1.    Grant of Stock Appreciation Rights.    A Stock Appreciation Right may be granted to any key Employee, Consultant or Director selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

        9.2.    Coupled Stock Appreciation Rights.

          (a)   A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

          (b)   A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

          (c)   A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

        9.3.    Independent Stock Appreciation Rights.

          (a)   An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that unless the Committee otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Holder is an Employee or Consultant; provided, that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment, Termination of Consultancy or Termination of Directorship without cause, or following a Change in Control of the Company, or because of the Holder's retirement, death or disability, or otherwise.

          (b)   An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

        9.4.    Payment and Limitations on Exercise.

          (a)   Payment of the amounts determined under Section 9.2(c) and 9.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 6.3 above pertaining to Options.

          (b)   Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Committee.

          (c)   Notwithstanding anything in this Article IX to the contrary, except as may be determined otherwise by the Committee in connection with the occurrence of an extraordinary, non-recurring event (including without limitation a Change in Control), the period over which any Stock Appreciation Right shall become exercisable shall be no less than at least three years from the date such Stock Appreciation Right is granted, or over a period of at least one year if the exercisability of such Stock Appreciation Right is linked to the Performance Criteria or other specific performance criteria determined appropriate by the Committee.

ARTICLE 10.

ADMINISTRATION

        10.1.    Compensation Committee.    The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code.

        10.2.    Duties and Powers of Committee.    It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, and to interpret, amend or revoke any such rules. Interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. The Committee shall also have the power to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely; provided, however, that without the approval of the stockholders of the Company, neither the Committee nor the Board shall authorize the amendment of any outstanding Option or SAR to reduce its exercise price. Notwithstanding anything contained herein, no Option or SAR shall be canceled and replaced with the grant of an Option or SAR having a lower exercise price without the approval of the stockholders of the Company. Grants or awards under the Plan need not be the same with respect to each Holder. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors. Any determination made by the Committee or the Board pursuant to this Section 10.2 shall be final, binding and conclusive.

        10.3.    Committee Activities Governed by Bylaws.    The Committee shall notice and convene its meetings, vote and otherwise conduct itself in accordance with the Company's bylaws applicable to committees of the Board, as the same may be amended or modified from time to time in accordance with applicable law.

        10.4.    Compensation; Professional Assistance; Good Faith Actions.    Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

        10.5.    Delegation of Authority to Grant Awards.    The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) who are Section 162(m) Participants, or (c) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 10.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE 11.

MISCELLANEOUS PROVISIONS

        11.1    Grants of Awards to Non-Employee Directors.    Notwithstanding anything herein to the contrary, the grant of any Award to a Non-Employee Director shall be made by the Board pursuant to a written non-discretionary formula established by the Compensation Committee of the Board, or any successor committee thereto carrying out its responsibilities on the date of grant of any such Award (the "Non-Employee Director Equity Compensation Policy"). The Non-Employee Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Non-Employee Directors, the number of shares of Common Stock to be subject to Non-Employee Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Compensation Committee (or such other successor committee as described above) determines in its discretion.

        11.2    Not Transferable.

          (a)   No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

          (b)   During the lifetime of the Holder, only he or she may exercise an Option or other Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

        11.3.    Amendment, Suspension or Termination of the Plan.    Except as otherwise provided in this Section 11.3, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's stockholders before or after the action by the Administrator, no action of the Administrator may be taken that would require approval by the Company's stockholders as a matter of applicable law, regulation or rule, and in any event, without approval of the Company's stockholders before or after the action by the Administrator, no action of the Administrator may be taken that would, except as provided in Section 11.4, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan, change the class of Employees eligible to participate in the Plan or provide for additional material benefits under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the first to occur of the following events:

          (a)   The expiration of 10 years from the date the Plan is adopted by the Board; or

          (b)   The expiration of 10 years from the date the Plan is approved by the Company's stockholders under Section 11.5.

        11.4.    Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

          (a)   Subject to Section 11.4(e), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

            (i)    The number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit);

            (ii)   The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

            (iii)  The grant or exercise price with respect to any Award.

          (b)   Subject to Sections 11.4(c) and 11.4(e), in the event of any transaction or event described in Section 11.4(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

            (i)    To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

            (ii)   To provide that the Award cannot vest, be exercised or become payable after such event;

            (iii)  To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or 5.4 or the provisions of such Award;

            (iv)  To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

            (v)   To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future; and

            (vi)  To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event.

          In the event of any Change in Control, each outstanding Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, Stock Payment, Restricted Stock, or Deferred Stock

  award shall, immediately prior to the effective date of the Change in Control, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights or fully vested, as applicable, and may, as applicable, be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding Award shall not so accelerate if and to the extent: (i) such Award is, in connection with the Change in Control either to be assumed by the successor or survivor entity (or parent thereof) or to be replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent or Subsidiary thereof) or (ii) the acceleration of exercisability of such Award is subject to other limitations imposed by the Committee (or the Board, in the case of Awards granted to Non-Employee Directors) at the time of grant. The determination of comparability of rights under clause (i) above shall be made by the Committee in its sole discretion (or the Board, in the case of Awards granted to Non-Employee Directors), and its determination shall be final, binding and conclusive.

          (c)   Subject to Sections 3.2, 3.3 and 11.4(e), the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem appropriate.

          (d)   With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 11.4 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 11.4 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

          (e)   The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        11.5.    Approval of Plan by Stockholders.    The Plan will be submitted for the approval of the Company's stockholders after the date of the Board's initial adoption of the Plan, and any amendment to the Plan increasing the aggregate number of shares of Common Stock issuable under the Plan will be submitted for the approval of the Company's stockholders after the date of the Board's adoption of such amendment. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval is not obtained, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders previously approved the Performance Criteria.

        11.6.    Tax Withholding.    The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder's federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

        11.7.    Loans.    The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Restricted Stock or Deferred Stock awarded under the Plan. The terms and conditions of any such loan shall be set by the Committee. Notwithstanding the foregoing, no loan shall be made to an Employee under this Section to the extent such loan shall result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal of an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other applicable law. In the event that the Administrator determines in its discretion that any loan under this Section may be or will become prohibited by Section 13(k) of the Exchange Act or other applicable law, the Administrator may provide that such loan shall be immediately due and payable in full and may take any other action in connection with such loan as the Administrator determines in its discretion to be necessary or appropriate for the repayment, cancellation or extinguishment of such loan.

        11.8.    Forfeiture Provisions.    Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall, to the extent permitted by applicable law, have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause.

        11.9.    Effect of Plan Upon Options and Compensation Plans.    The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

        11.10.    Compliance with Laws.    The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

        11.11.    Titles.    Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

        11.12.    Governing Law.    The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

* * * * * *

PROXY

GUITAR CENTER, INC.

Board of Directors Proxy for the Annual Meeting of Stockholders
at 8:00 a.m., Thursday, April 29, 2004
Hyatt Westlake Plaza
880 South Westlake Boulevard
Westlake Village, California 91361

        The undersigned stockholder of Guitar Center, Inc. hereby revokes any proxy or proxies previously granted and appoints Larry Thomas, Marty Albertson, Bruce Ross and Lee Smith, or any of them, as proxies, each with full powers of substitution and resubstitution, to vote the shares of the undersigned at the above-stated Annual Meeting and at any adjournment or postponement thereof.

        This proxy is solicited on behalf of the Board of Directors and will be voted in accordance with the specifications made on the reverse side. If a choice is not indicated with respect to Item (1), this proxy will be voted "for" each of the nominees listed; if a choice is not indicated with respect to Item (2), this proxy will be voted "for" such item. The proxyholders are authorized to use their discretion with respect to any other business that may properly come before the Annual Meeting or any adjournment of postponement thereof.

        By granting a proxy, the stockholder acknowledges receipt of the Annual Report to Stockholders for the year ended December 31, 2003 and the Notice of Annual Meeting of Stockholders and Proxy Statement dated March 15, 2004. (Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

/\ FOLD AND DETACH HERE /\

You can now access your GUITAR CENTER, INC. account online.

Access your GUITAR CENTER, INC. shareholder/stockholder account online via Investor ServiceDirect® (ISD).

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THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.	Mark here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE
	FOR all nominees listed below (except as marked to the contrary below)		WITHHOLD AUTHORITY to vote for all nominees below	The Board of Directors recommends a vote FOR the election of the directors in Proposal 1 and FOR approval of Proposal 2.
					FOR	AGAINST	ABSTAIN
ITEM 1.	ELECTION OF DIRECTORS	☐	☐	2. To approve the 2004 Guitar Center, Inc. Incentive Stock Award Plan.	☐	☐	☐
Nominees:
	01 Larry Thomas		06 Larry Livingston
	02 Marty Albertson		07 George Mrkonic
	03 Wm. Christopher Gorog		08 Kenneth Reiss
	04 Wayne Inouye		09 Walter Rossi
	05 George Jones		10 Peter Starrett
Withheld for the nominees you list below: (Write that nominee's name in the space provided below.)

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondance.

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

/\ FOLD AND DETACH HERE /\

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/gtrc		Telephone 1-800-435-6710		Mail

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the Internet at www.guitarcenter.com

QuickLinks

INTRODUCTION
PROPOSAL NO. 1: ELECTION OF NOMINEES TO BOARD OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF THE 2004 GUITAR CENTER, INC. INCENTIVE STOCK AWARD PLAN
New Plan Benefits
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN INFORMATION WITH RESPECT TO EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Summary Compensation Table
COMPENSATION COMMITTEE REPORT
AUDIT COMMITTEE REPORT
STOCK PERFORMANCE GRAPH
OTHER INFORMATION
  ANNEX A
THE 2004 GUITAR CENTER, INC. INCENTIVE STOCK AWARD PLAN
ARTICLE I. DEFINITIONS
ARTICLE II. SHARES SUBJECT TO PLAN
ARTICLE III. GRANTING OF AWARDS
ARTICLE IV. GRANTING OF OPTIONS TO EMPLOYEES, CONSULTANTS AND NON-EMPLOYEE DIRECTORS
ARTICLE V. TERMS OF OPTIONS
ARTICLE VI. EXERCISE OF OPTIONS
ARTICLE 7. AWARD OF RESTRICTED STOCK
ARTICLE 8. PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS
ARTICLE 9. STOCK APPRECIATION RIGHTS
ARTICLE 10. ADMINISTRATION
ARTICLE 11. MISCELLANEOUS PROVISIONS